                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                       Clifton Enhanced U.S. Equity Fund
                        Business Opportunity Value Fund

                                 Annual Report
                               December 31, 2002

                          [LOGO] M FINANCIAL GROUP-TM-

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2002. Total assets under management totaled $294.9 Million as of December 31, 2002.

After conducting an exhaustive search for a top quality institutional value manager, we are very excited to announce that the Business Opportunity Value Fund was added to the M Fund series as of February 1, 2002. Managed by Iridian Asset Management, this large cap value strategy has a unique investment approach that primarily focuses on recognizing undervalued companies where there is an identifiable catalyst for change. We encourage you to view the current M Fund Prospectus for additional information.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the year ended December 31, 2002, in addition to their outlook for 2003.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, The Clifton Group for the Clifton Enhanced U.S. Equity Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to growth in assets in the upcoming year.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.
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                       BRANDES INTERNATIONAL EQUITY FUND

    Overall, international markets endured a challenging year. The MSCI EAFE Index fell 15.94%. Few regions escaped the ill effects of a sluggish global economy, diminished investor confidence, and worries regarding military conflict in Iraq. The MSCI Europe Index fell 18.4% and the MSCI Japan Index slipped 10.3%. Among emerging markets, political, currency, and economic concerns in Latin America overshadowed signs of growth in Asia. While emerging markets fell, they proved less vulnerable than developed markets. The MSCI EMF Index lapsed 6.0%. Indicative of the rugged environment, the European Central Bank (ECB) cut its economic growth forecast late in 2002 as car sales and French factory production fell. The ECB forecast that the 12 nations sharing the euro will grow as little as 1.1% next year, the slowest pace of growth in almost a decade. In Japan, continued evidence of economic lethargy accompanied falling stock prices. Late in the year, economic reports distributed by the Japanese government showed weak industrial production, stagnant consumer spending, and a growing number of jobless giving up actively seeking work.

    Amid this difficult environment, the fund fell 15.30% in the period. Returns were roughly in line with the 15.9% decline posted by the MSCI EAFE Index. The fund's holdings in the United Kingdom proved the most significant drag on returns for the year, while holdings in Brazil, Japan, and France also weighed on results. Among the weakest-performing U.K. holdings were BAE Systems (aerospace & defense, 1.1% of the portfolio), Corus Group (metals & mining, 0.7%), and Invensys (machinery, 0.9%). Additional weak performers included Alcatel (France--communications equipment, 1.2%), Zurich Financial Services (Switzerland--diversified financials, 2.5%), and Eletrobras (Brazil--electric utilities, 1.3%).

    The fund's exposure to the diversified telecom services, banking, communications equipment, and diversified financials industries also weighed on returns in 2002. Despite a generally rugged environment, select holdings posted solid gains, including British American Tobacco (United Kingdom--tobacco, 1.9% of the portfolio), Marks & Spencer (United Kingdom--multiline retail, 2.3%), and Telecom New Zealand (New Zealand--diversified telecom services, 1.7%).

    Our focus on individual security selection resulted in a number of changes in 2002. We sold holdings in diverse industries as they appreciated or as we identified more attractive investment candidates. We trimmed exposure on a stock-by-stock basis in the beverages, tobacco, and electric utilities industries. We took advantage of share price pullbacks to add to holdings primarily in the diversified telecom services industry. Generally, the fund's telecom holdings are established companies with strong market shares and sound balance sheets that we believe offer long-term appreciation potential. With respect to countries, stock-specific sales and falling share prices reduced the fund's exposure to the United Kingdom. Conversely, select purchases lifted exposure in Japan and New Zealand.

    As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and an estimate of their long-term intrinsic values. We believe the fund remains well positioned to deliver long-term appreciation. Heading into 2003, the fund had its greatest exposure to the diversified telecom services and banking industries and, with regard to countries, to Japan and the United Kingdom.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BRANDES INTERNATIONAL
                 EQUITY FUND       MSCI EAFE INDEX**
1/4/96                    $10,000            $10,000
12/31/96                   $9,940            $10,610
12/31/97                  $10,162            $10,780
12/31/98                  $11,728            $12,945
12/31/99                  $17,341            $16,405
12/31/2000                $18,180            $14,080
12/31/2001                $15,859            $11,061
12/31/2002                $13,432             $9,298


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/02   1 YEAR   5 YEAR   SINCE INCEPTION*
Brandes International Equity Fund                          (15.30)%    5.74%             4.31%
MSCI EAFE Index                                            (15.94)%  (2.90)%           (1.03)%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/02

    MORGAN STANLEY CAPITAL INTERNATIONAL--EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

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                            TURNER CORE GROWTH FUND

    For the twelve months ended December 31, 2002, the stock market suffered from persistent weakness. A promising rally during the fourth quarter of 2001 was followed by even greater declines during 2002. During this time period, the Turner Core Growth Fund recorded a -26.52% loss, outperforming the Russell 1000 Growth Index's -27.89% drop.

    Several factors have caused investor sentiment to remain extremely negative for much of the last 12 months. In fact, during the third quarter of 2002, broad weakness in stocks drove the Dow to its worst quarterly performance since 1987. Among the issues testing investor confidence were disclosures of accounting improprieties and outright corporate fraud, continued doubts about the objectivity of Wall Street analysts, uncertainty surrounding terrorism threats, conflict in the Middle East and possible war in Iraq. In addition, the market was under considerable pressure due to concerns about corporate profits and the economy. While widespread investor uncertainty concerning the economic outlook and corporate profits had a negative impact on stock investing in general, growth oriented companies suffered the most.

    Holdings in the consumer discretionary sector contributed the most to performance during the year. Specific areas of strength included Internet retailers, Amazon.com and Ebay.com. Both Internet companies produced good results and remained well positioned as market leaders even while many other Internet companies went out of business. In addition, the portfolio benefited from good stock selection in several industries, including our ownership of home improvement company Home Depot and a significant underweighting in General Electric.

    The Fund's holdings in the financial services sector detracted from performance for the year. In particular, poor performance among selected financial data processors and insurers hurt overall results. Specific stocks in these industries include insurer American International Group and data processors, Bisys and Concord EFS. Bright spots within the financial services sector included the major banks, with Bank of American and Wells Fargo contributing positive results for the year. The healthcare and producer durables sectors also detracted from performance.

    We continue to believe that the market will begin to show gradual improvement during 2003 in response to a strengthening economy and improvement in corporate earnings. In fact, during the fourth quarter we began to see stabilization in the earnings outlook for companies in several areas of the market. Throughout much of the year we emphasized companies positioned as market leaders within their industries. We are now focusing more on companies we believe have the most leverageable advantages coming out of the difficult business environment of the past several years. Many of these companies have streamlined operations and are now positioned to benefit from even moderate increases in revenues. These stocks include telecommunications equipment, financial data processors, and retailing companies with strong brands.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE TURNER CORE GROWTH FUND, THE RUSSELL 1000 GROWTH INDEX
                       AND THE WILSHIRE 5000 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TURNER CORE
            GROWTH FUND  RUSSELL 1000 GROWTH INDEX***  WILSHIRE 5000 STOCK INDEX**
1/4/96          $10,000                       $10,000                      $10,000
12/31/96        $12,000                       $12,308                      $12,120
12/31/97        $15,384                       $16,060                      $15,914
12/31/98        $20,761                       $22,276                      $19,644
12/31/99        $29,029                       $29,663                      $24,272
12/31/2000      $25,792                       $23,011                      $21,686
12/31/2001      $19,704                       $18,312                      $19,309
12/31/2002      $14,478                       $13,206                      $15,281


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/02   1 YEAR   5 YEAR   SINCE INCEPTION*
Turner Core Growth Fund                                    (26.52)%  (1.22)%             5.43%
Wilshire 5000 Stock Index                                  (20.86)%  (0.86)%             6.24%
Russell 1000 Growth Index                                  (27.89)%  (3.84)%             4.06%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*   Inception date is January 4, 1996
**  1/1/96 to 12/31/02
*** Effective January 2, 2002, the Fund changed its benchmark from the Wilshire
    5000 Stock Index to the Russell 1000 Growth Index. Because the Russell 1000 Growth Index is a growth-oriented market index, it has been deemed a more appropriate fit for the Fund than the Wilshire 5000 Stock Index, which includes both growth and value segments of the market. The benchmark change should provide a more accurate measure to evaluate the performance of the Fund.

                           RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

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                       FRONTIER CAPITAL APPRECIATION FUND

    For the year ended December 31, 2002, the Frontier Capital Appreciation portfolio returned -25.28%. This compares to the -17.79% return in the Russell 2500 index.

    After a significant advance in October and November, the stock market corrected itself in December. In fact, the correction in December resulted in the worst decline for the Dow Jones Industrial Average since 1931. Every sector of the Russell 2500 index declined during the month except for energy and utilities, which gained 1.5% and 3.6% respectively. The hardest hit sector was once again technology. Technology stocks in the Russell 2500 index, after gaining 27% in November, declined 15% in December. Our technology stocks, which increased by 30% in November, declined in line with the Russell 2500 technology sector in December. Our overweight position in technology explains our slight under performance for the month. Offsetting the decline in technology was the performance of our Materials and Processing stocks. These stocks make up 24% of the portfolio and registered a slight gain for the month compared to the 3% decline for this sector in the Russell 2500 index.

    Most investors are pleased that 2002 is over. It was the third straight annual loss for the US stock market. This has not occurred since the 1939-1941-time period. Putting pressure on stocks throughout the year was a long list of corporate scandals, bankruptcies, and acts of management malfeasance, combined with weaker than expected corporate profits, and the overhang of a potential war with Iraq.

    Investors are going into the New Year with several concerns. These include the sustainability of the economic recovery, distrust of the equity market following three years of falling prices, and escalating concerns about the geopolitical outlook. These concerns are likely to be with us for some time. As these concerns have been well addressed, we believe they are reflected in stock prices today. Our investment strategy is based on the belief that the US economy will not slide back into recession, corporate profits will improve, and monetary and fiscal policy will stay very stimulative. Furthermore, we believe that the impact of corporate scandals will fade with tighter accounting standards and more vigilant corporate and SEC oversight.

    Your portfolio in 2003 will remain focused on companies likely to show the greatest earnings growth over the next two to three years, and avoid those areas where earnings growth is likely to slow. We believe as we go through 2003, corporations will begin to spend more on information technology, thus helping the profitability of many of our technology holdings. This is one of the few areas of our economy where pent up demand appears to exist. We also believe the global economy will improve in the later half of 2003, thus giving a boost to profits for those companies with economic sensitivity. In the economically sensitive area, we have focused our holdings in industries where there has been a lack of investment over the past several years, thus reducing capacity. These areas will offer the greatest opportunity for improved pricing, which will fall directly to the bottom line. In general, we believe our portfolios are well positioned to show relative performance as the economy strengthens and earnings recover.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    THE FRONTIER CAPITAL APPRECIATION FUND AND THE RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FRONTIER CAPITAL   RUSSELL 2500
            APPRECIATION FUND  STOCK INDEX**
1/4/96                $10,000        $10,000
12/31/96              $13,030        $11,903
12/31/97              $15,905        $14,803
12/31/98              $16,182        $14,860
12/31/99              $23,331        $18,446
12/31/2000            $25,119        $19,234
12/31/2001            $24,868        $19,467
12/31/2002            $18,581        $16,004


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/02   1 YEAR   5 YEAR  SINCE INCEPTION*
Frontier Capital Appreciation Fund                         (25.28)%   3.15%             9.25%
Russell 2500 Stock Index                                   (17.79)%   1.57%             6.95%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/02

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

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                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned -25.10% for the year ending December 31, 2002. The S&P 500 Stock Index returned -22.10% for the same period.

    The fund seeks to provide superior performance through synthetic index management. A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P Composite Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    Performance in the six months ending December 31, 2002 was adversely impacted by a significant credit downgrade on two enhanced cash holdings. The holdings were rated AAA and AA at the time of purchase but were downgraded to below investment grade in the fourth quarter. Prices on these two holdings have been adjusted down to levels which reflect current intrinsic value. After excluding the negative influences of these two holdings, the portfolio produced results in line with the S&P 500 benchmark.

    Performance in 2003 should benefit from the growing likelihood that credit spreads will narrow. Also expected to aid performance is the comparatively low cost of maintaining S&P 500 market exposure relative to the last several years. Working to offset these positive influences may be a back up in short term interest rates. The portfolio maintains a very short duration so performance pressure from rising interest rates in 2003 should be modest.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CLIFTON ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 CLIFTON ENHANCED U.S.
                      EQUITY FUND       S&P 500 INDEX**
         1/4/96                $10,000          $10,000
       12/31/96                $12,370          $12,280
       12/31/97                $16,405          $16,383
       12/31/98                $20,333          $21,063
       12/31/99                $25,588          $25,495
     12/31/2000                $23,040          $23,173
     12/31/2001                $20,039          $20,418
     12/31/2002                $15,010          $15,906


     AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED 12/31/02   1 YEAR   5 YEAR   SINCE INCEPTION*
                           Clifton Enhanced U.S. Equity Fund  (25.10)%  (1.77)%             5.97%
                                               S&P 500 Index  (22.10)%  (0.59)%             6.87%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/02

                              S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                        BUSINESS OPPORTUNITY VALUE FUND

    We have over the past year repeatedly addressed the character, legacy and consequences of the speculative excess in equity markets of the late 1990s, which will continue to dominate the economic and financial landscape. The bubble, unprecedented in the post World War II era, the peculiar nature of the economic cycle that accompanied it, and the consequent failure of our economy to respond to traditional tools of economic policy, continue to characterize the uncertain nature of our times. In addition, 2002 saw a serious erosion of confidence in the culture of equity investing as a store of wealth due to the severe market declines of the last three years. This was exacerbated by the public's appreciation of the inadequacy of, and recognition of the corruption in, our system of corporate governance. The significant long-term implications of these developments should not be underestimated.

    Beyond these specific equity-market problems, other serious issues have impacted investors: the diversion of resources to combat the threat of global terrorism, the likelihood of hostilities in Iraq; North Korea's intransigence regarding its nuclear program; and disruption in the supply of oil from Venezuela, which is our third largest source for that commodity. Concurrent with these geopolitical concerns, investors are grappling with the ongoing stagnancy of the global economy, the emergence of deflationary manufacturing pressures from China and other low-cost labor nations, the sudden deterioration in the U.S. budget position and the risk to the value of the dollar arising from the unprecedented level of our current account deficit.

    These challenges are daunting, and fears that they are insurmountable have contributed in no small part to equity-market weakness. We believe, nevertheless, that the worst impact of these conditions may be behind us and the foundations may already be in place upon which the grudging economic recovery will continue to be built.

    The prospects for economic growth, although challenged, are encouraging. Many of the economic and financial imbalances created by the bubble have been corrected. Evidence of decompression of the stress on financial markets can be seen from the narrowing of credit spreads in recent months and the ease with which even a previously troubled company such as Tyco Corporation was able to access credit. Equity markets appear to have stabilized, although they remain somewhat volatile. Confidence is slowly but steadily gathering momentum and the outlook for improved corporate profitability and cash-flow growth is encouraging. Corporate balance sheets have been liquefied and deleveraged. Monetary policy remains stimulative and the President's tax plan, in whatever form it will ultimately be passed, will likely provide an additional boost to the equity market and real economy. Consumer spending is likely to remain stable as real incomes continue to rise and employment growth, albeit stalled, has not deteriorated. All of this progress is laying the groundwork for improved, if not robust, economic growth.

    Once the Iraq issue is resolved, we expect a material strengthening in confidence as fear of the unknown dissipates. With capital spending stuck at depressed levels, cash flow rising, profits expected to improve, and inventories at historically low levels, it is reasonable to expect some acceleration in economic activity as more normal levels of capital spending are resumed and inventories are replenished. Relief can also be expected from the current elevated price of oil owing to fears of supply interruptions associated with an Iraq confrontation and the political crisis in Venezuela. Absent an unanticipated reversal of fortune in the myriad of geopolitical issues or some exogenous shock which is beyond our ability to forecast, it seems reasonable to us to expect economic activity to remain at least stable, if not improve modestly, during the coming year.

    Markets reflect the uncertainty associated with investor frustration with the economy and the lingering geopolitical risks. Alternatively, observing the general weakness in defense and oil shares in concert with the early rally of technology and telecom sectors, we might suspect the market is already beginning to peer through the valley and discount a favorable outcome. Valuations appear generally reasonable, if not outright attractive, when measured against current and expected inflation and interest rates. Additionally, sentiment among financial intermediaries is cautious but hopeful, a refreshing contrast to the irrational exuberance that was ubiquitous at the height of the speculative frenzy. Relief from the prominent weight of fear and uncertainty could very well spark an unanticipated gain in share prices as confidence in both markets and the economy is restored.

    At this time last year we would not have anticipated that the outlook twelve months later would remain so uncertain. Although we correctly anticipated the economic challenges a year ago, we thought that by now either economic growth would have gained greater traction or that confidence in an accelerating recovery and employment growth would be higher than current levels. We remain cautiously optimistic about the prospects for the economy and for markets. Despite the disappointments of the past year, our own disciplines, which have served us well in the past, remain unchanged, and we continue to search for investment ideas on a stock-by-stock basis. With the benefit of hindsight, what is clear to us now is that a year ago our portfolio was exposed to an asymmetric risk. This manifested itself during 2002 with stocks that disappointed the market being disproportionately punished. At the same time companies that registered satisfactory performance went unrewarded as investors fled the market. We believe that equilibrium between risk and reward appears to be restored and hopefully satisfactory performance will be recognized and disappointment not penalized beyond what is warranted. The emergence of a more active merger-and-acquisition market would provide our returns with a meaningful boost, and we are hopeful that the conditions for such a recovery are beginning to take root. Valuations of stocks in our portfolio are now very attractive if not compelling. Some geopolitical relief could allow meaningful margin expansion on incremental sales. With confidence rising, yet interest rates expected to remain stable, we believe there is room for valuations to sustain themselves or expand, and lead to improved returns.

POSITIVE PERFORMANCE CONTRIBUTIONS:

    Healthcare and financial stocks were the top performers during the year.

    BIOGEN'S flagship drug Avonex is maintaining its market share in the multiple sclerosis market in the face of competition from Rebif. Expectations are that their product for psoriasis, Amevive, will be approved by February.

    GENZYME was strong on substantially reduced Renagel inventory levels and expectations that Fabrazyme will receive a recommendation for approval as an orphan drug at the FDA Advisory Committee meeting in January.

    BOSTON SCIENTIFIC'S proprietary stent continues to gain market share and expectations have increased that the company will maintain its lead in launching a coated stent.

    CITIGROUP reported earnings results, which were slightly better than expected and showed continued growth in the Consumer and Investment management businesses.

    ST. PAUL COS rebounded from oversold levels related to asbestos concerns and also delivered a solid quarter of earnings and continued strong rate increases.

NEGATIVE PERFORMANCE CONTRIBUTIONS:

    Hospital and consumer retail stocks were the worst performers in the year.

    TENET HEALTHCARE was impacted by concerns over the Medicare outlier payments that the company receives. This led to the resignation of two top executives and a revision of the company's long-term outlook, pending a review of its pricing policies and its Medicare billing procedures.

    HCA experienced pressure on its shares on concerns that the problems at Tenet will impact all acute care hospitals and lead to greater government scrutiny.

    HOME DEPOT announced that same store sales results were less than expected in the quarter and that fourth quarter comparisons would also be weak.

    SEARS ROEBUCK & CO. reported earnings that were below estimates due to an increase in the provision for uncollectable accounts in the credit division. The weak retail sales environment also put pressure on the shares.

    KIMBERLY-CLARK is experiencing intense price competition in its diaper and tissue markets that may affect earnings expectations.

    For the year, performance was penalized by approximately 9% due to declines in Tyco International, Electronic Data Systems, Tenet Healthcare, Sears Roebuck & Co. and Aon Corp. each for company and market specific reasons.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

IRIDIAN ASSET MANAGEMENT L.L.C
INVESTMENT SUB-ADVISER TO BUSINESS OPPORTUNITY VALUE FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BUSINESS OPPORTUNITY  RUSSELL 1000
                 VALUE FUND       VALUE INDEX**
2/1/2002                 $10,000        $10,000
2/28/2002                $10,030        $10,016
3/31/2002                $10,450        $10,490
4/30/2002                $10,041        $10,130
5/31/2002                $10,000        $10,181
6/30/2002                 $9,300         $9,597
7/31/2002                 $8,480         $8,704
8/31/2002                 $8,520         $8,770
9/30/2002                 $7,620         $7,795
10/31/2002                $7,890         $8,373
11/30/2002                $8,290         $8,900
12/31/2002                $7,880         $8,514


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/02  SINCE INCEPTION*
Business Opportunity Value Fund                                    (21.20)%
Russell 1000 Value Index                                           (14.86)%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is February 1, 2002
** 2/1/02 to 12/31/02

                            RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower price-to-book ratios and lower forcasted growth values.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                 VALUE
  SHARES                                                                        (NOTE 1)
----------                                                                    ------------
            FOREIGN COMMON STOCKS--98.5%
            BERMUDA--2.5%
   179,910  Tyco International, Ltd.........................................  $  3,072,863
                                                                              ------------
            BRAZIL--2.4%
    17,760  Banco Bradesco SA--ADR..........................................       264,624
   319,900  Centrais Electricas Brasileiras SA--Class B--ADR................     1,066,323
    43,400  Petroleo Brasileiro SA--ADR.....................................       581,560
     1,117  Tele Norte Leste Participacoes SA--ADR..........................         8,210
    55,600  Telecomunicacoes Brasileiras SA--ADR............................     1,036,940
                                                                              ------------
                                                                                 2,957,657
                                                                              ------------
            CANADA--1.7%
 1,311,384  Nortel Networks Corp.*..........................................     2,111,328
                                                                              ------------
            FRANCE--7.1%
   326,400  Alcatel SA......................................................     1,430,676
    66,800  Alstom*.........................................................       332,724
   155,700  AXA.............................................................     2,088,186
   193,260  European Aeronautic Defense and Space Co........................     1,996,125
    65,500  Michelin (C.G.D.E.)--Class B....................................     2,256,940
    30,220  Nexans SA.......................................................       482,302
                                                                              ------------
                                                                                 8,586,953
                                                                              ------------
            GERMANY--6.3%
    45,000  BASF AG.........................................................     1,694,016
   115,600  Bayerische Hypo-und Vereinsbank AG..............................     1,844,941
   135,000  Deutsche Telekom AG--Registered.................................     1,729,876
    57,600  E.ON AG.........................................................     2,322,363
                                                                              ------------
                                                                                 7,591,196
                                                                              ------------
            HONG KONG--1.0%
   299,500  Swire Pacific, Ltd.--Class A....................................     1,144,449
                                                                              ------------
            ITALY--3.6%
   809,200  Banca Intesa SpA................................................     1,705,551
   353,100  Telecom Italia SpA..............................................     2,676,992
                                                                              ------------
                                                                                 4,382,543
                                                                              ------------
            JAPAN--21.7%
    40,000  Daiichi Pharmaceutical Co., Ltd.................................       573,692
   184,000  Daiwa House Industry Co., Ltd...................................     1,035,129
   610,000  Hitachi, Ltd....................................................     2,337,459
       348  Japan Tobacco, Inc..............................................     2,327,034
   471,000  Komatsu, Ltd....................................................     1,535,083
                                                                                 VALUE
  SHARES                                                                        (NOTE 1)
----------                                                                    ------------
            JAPAN (CONTINUED)
   312,000  Matsushita Electric Industrial Co...............................  $  3,074,292
   357,000  Mitsubishi Heavy Industries, Ltd................................       871,901
       438  Mitsubishi Tokyo Financial......................................     2,379,232
   499,000  Nippon Oil Co...................................................     2,260,923
       458  Nippon Telegraph & Telephone Corp...............................     1,662,439
    15,200  Nippon Telegraph & Telephone Corp.--ADR.........................       268,432
    45,000  Ono Pharmaceutical Co...........................................     1,360,534
   179,000  Sankyo Co. Ltd..................................................     2,244,660
       595  Sumitomo Mitsui Financial Group, Inc............................     1,859,062
    63,000  TDK Corp........................................................     2,536,128
                                                                              ------------
                                                                                26,326,000
                                                                              ------------
            MEXICO--4.7%
   198,100  America Movil--ADR--Series L....................................     2,844,716
    89,800  Telefonos de Mexico SA--ADR.....................................     2,871,804
                                                                              ------------
                                                                                 5,716,520
                                                                              ------------
            NETHERLANDS--8.0%
   115,462  ABN AMRO Holding NV.............................................     1,886,327
    77,500  Akzo Nobel NV...................................................     2,456,696
   137,900  ING Groep NV--CVA...............................................     2,333,875
   188,700  Koninklijke Ahold NV............................................     2,394,244
    38,900  Wolters Kluwer NV...............................................       677,125
                                                                              ------------
                                                                                 9,748,267
                                                                              ------------
            NEW ZEALAND--1.3%
   647,787  Telecom Corp. of New Zealand, Ltd...............................     1,537,372
                                                                              ------------
            PORTUGAL--1.6%
   287,208  Portugal Telecom SA.............................................     1,972,631
                                                                              ------------
            RUSSIA--1.0%
    20,000  Lukoil--ADR.....................................................     1,228,816
                                                                              ------------
            SINGAPORE--3.7%
   189,736  DBS Group Holdings, Ltd.........................................     1,203,173
   260,031  Jardine Matheson Holdings, Ltd.*................................     1,625,194
   293,000  Overseas Chinese Banking Corp...................................     1,629,988
                                                                              ------------
                                                                                 4,458,355
                                                                              ------------
            SOUTH AFRICA--0.4%
    66,000  SABMiller Plc...................................................       469,022
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                                 VALUE
  SHARES                                                                        (NOTE 1)
----------                                                                    ------------
            SOUTH KOREA--4.8%
   185,300  Korea Electric Power Corp.--ADR.................................  $  1,575,050
    97,200  KT Corp.--SP ADR................................................     2,094,660
    85,900  POSCO--ADR......................................................     2,124,307
                                                                              ------------
                                                                                 5,794,017
                                                                              ------------
            SPAIN--7.9%
   307,733  Banco Bilbao Vizcaya Argentaria SA..............................     2,942,943
   312,300  Repsol YPF, SA..................................................     4,126,233
   275,532  Telefonica SA*..................................................     2,464,524
       465  Telefonica SA--ADR*.............................................        12,355
                                                                              ------------
                                                                                 9,546,055
                                                                              ------------
            SWITZERLAND--4.1%
     3,640  Swisscom AG.....................................................     1,053,947
    42,374  Zurich Financial Services.......................................     3,951,884
                                                                              ------------
                                                                                 5,005,831
                                                                              ------------
            UNITED KINGDOM--14.5%
   797,300  BAE Systems Plc.................................................     1,591,331
                                                                                 VALUE
  SHARES                                                                        (NOTE 1)
----------                                                                    ------------
            UNITED KINGDOM (CONTINUED)
   167,300  British American Tobacco Plc....................................  $  1,670,925
   275,800  British Energy Plc..............................................        22,864
   299,780  BT Group Plc....................................................       940,919
 1,931,900  Corus Group Plc*................................................       847,331
   489,600  Friends Provident Plc...........................................       951,587
   202,800  HSBC Holdings Plc (Hong Kong registered)........................     2,216,908
   785,454  Imperial Chemical Industries Plc................................     2,907,829
 1,344,576  Invensys Plc....................................................     1,141,679
   511,538  Marks & Spencer Group Plc.......................................     2,593,651
   398,100  Reuters Group Plc...............................................     1,137,412
   463,000  Safeway Plc.....................................................     1,589,248
                                                                              ------------
                                                                                17,611,684
                                                                              ------------
            VENEZUELA--0.2%
    20,180  Cia Anonima Telefonos de Venezuela--ADR.........................       254,268
                                                                              ------------
            TOTAL FOREIGN COMMON STOCKS (Cost $157,809,950).................   119,515,827
                                                                              ------------

   PAR
  AMOUNT                                                 COUPON    MATURITY
----------                                              --------  ----------
            SHORT-TERM INVESTMENTS--12.3%
$3,567,235  Bank of Montreal+.......................     1.320%   01/30/2003     3,567,235
 3,599,612  Merrill Lynch & Co.+....................     1.352%   01/02/2003     3,599,612
 5,142,303  Merrimac Money Market Fund+**...........     1.422%          N/A     5,142,303
 2,571,151  National City Bank+.....................     1.245%   01/23/2003     2,571,151
                                                                              ------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $14,880,301).................    14,880,301
                                                                              ------------
            TOTAL INVESTMENTS AT MARKET VALUE--110.8%
              (Cost $172,690,251)...........................................   134,396,128
            OTHER LIABILITIES IN EXCESS OF ASSETS--(10.8%)..................   (13,102,730)
                                                                              ------------
            NET ASSETS--100.0%..............................................  $121,293,398
                                                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

   At December 31, 2002, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Diversified Telecom Services......................      17.0%
Banking...........................................      14.8%
Diversified Financial Services....................       7.5%
Oil & Gas.........................................       6.8%
Chemicals.........................................       5.8%
Electrical Equipment..............................       4.7%
Electric Utilities................................       4.1%
Beverages, Food & Tobacco.........................       3.7%
Pharmaceuticals...................................       3.4%
Household Durables................................       3.4%
Food & Drug Retailing.............................       3.3%
Aerospace & Defense...............................       3.0%
Conglomerates.....................................       2.5%
Insurance.........................................       2.5%
Metals & Mining...................................       2.4%
Wireless Telecom..................................       2.3%
Machinery.........................................       2.2%
Multi Line Retail.................................       2.1%
Automotive........................................       1.9%
Communications Equipment..........................       1.7%
Communications....................................       1.2%
Commercial Services & Supplies....................       0.9%
Industrial Conglomerates..........................       0.7%
Media.............................................       0.6%
                                                     -------
                                                        98.5%
                                                     =======

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
--------                                                                    -----------
          COMMON STOCKS--98.2%
          ADVERTISING--1.0%
  10,250  Omnicom Group, Inc..............................................  $   662,150
                                                                            -----------
          AEROSPACE & DEFENSE--0.5%
   7,920  Level 3 Communications Holdings, Inc.*..........................      355,687
                                                                            -----------
          AIR FREIGHT/COURIERS--1.3%
  16,110  FedEx Corp......................................................      873,484
                                                                            -----------
          AUTOMOTIVE--1.5%
  14,490  Navistar International Corp.*...................................      352,252
  13,620  PACCAR Inc......................................................      628,291
                                                                            -----------
                                                                                980,543
                                                                            -----------
          BANKING--4.4%
  14,226  Bank of America Corp............................................      989,703
  12,740  Commerce Bancorp Inc............................................      550,241
  12,560  Investors Financial Services Corp.***...........................      344,018
  22,205  Wells Fargo Co..................................................    1,040,748
                                                                            -----------
                                                                              2,924,710
                                                                            -----------
          BEVERAGES, FOOD & TOBACCO--4.8%
  23,160  Coca-Cola Co....................................................    1,014,871
  20,820  Kellogg Co......................................................      713,501
  24,060  Pepsico, Inc....................................................    1,015,813
  16,530  SYSCO Corp......................................................      492,429
                                                                            -----------
                                                                              3,236,614
                                                                            -----------
          CASINOS/GAMING--0.7%
  14,490  MGM Mirage, Inc.*...............................................      477,735
                                                                            -----------
          CHEMICALS--2.3%
  19,740  Air Products & Chemicals, Inc...................................      843,885
  16,320  Dupont (E.I.) de Nemours........................................      691,968
                                                                            -----------
                                                                              1,535,853
                                                                            -----------
          COMMERCIAL SERVICES--3.3%
  22,040  Accenture, Ltd.--Class A*.......................................      396,500
  12,940  Apollo Group, Inc.--Class A*....................................      569,360
  21,360  Convergys Corp.*................................................      323,604
   8,920  eBay, Inc.*.....................................................      604,954
  19,600  Robert Half International Inc.*.................................      315,756
                                                                            -----------
                                                                              2,210,174
                                                                            -----------
          COMMUNICATIONS EQUIPMENT--1.6%
 107,430  JDS Uniphase Corp.*.............................................      265,352
 280,230  Nortel Networks Corp.*..........................................      451,170
  47,150  Tellabs, Inc.*..................................................      342,780
                                                                            -----------
                                                                              1,059,302
                                                                            -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
--------                                                                    -----------
          COMPUTER SOFTWARE & PROCESSING--8.9%
  20,300  Autodesk Inc....................................................  $   290,290
  10,500  DST Systems, Inc.*..............................................      373,275
  12,860  Electronic Arts, Inc.*..........................................      640,042
  13,980  First Data Corp.................................................      495,032
  22,050  Fiserv, Inc.*...................................................      748,597
  10,450  Mercury Interactive Corp.*......................................      309,842
  25,250  Microsoft Corp.*................................................    1,305,425
  45,400  Oracle Corp.*...................................................      490,320
  30,700  SAP AG--SP ADR..................................................      598,650
   8,700  Symantec Corp.*.................................................      351,915
  45,280  VeriSign, Inc.*.................................................      363,146
                                                                            -----------
                                                                              5,966,534
                                                                            -----------
          COMPUTERS & INFORMATION--1.9%
  95,010  Cisco Systems, Inc.*............................................    1,244,631
                                                                            -----------
          CONGLOMERATES--1.1%
  43,950  Tyco International, Ltd.........................................      750,666
                                                                            -----------
          DIVERSIFIED MANUFACTURING OPERATIONS--0.9%
   4,980  3M Co...........................................................      614,034
                                                                            -----------
          ELECTRONIC DISTRIBUTORS--0.9%
  14,470  CDW Computer Centers, Inc.*.....................................      634,509
                                                                            -----------
          ELECTRONICS--3.9%
  29,030  Agilent Technologies, Inc.*.....................................      521,379
  40,450  Applied Materials, Inc.*........................................      527,063
  12,850  Cymer Inc.*.....................................................      414,413
  40,390  Flextronics International, Ltd.*................................      330,794
  13,860  KLA-Tencor Corp.*...............................................      490,228
  14,920  Molex, Inc......................................................      343,757
                                                                            -----------
                                                                              2,627,634
                                                                            -----------
          ENTERTAINMENT--0.6%
   5,140  International Game Technology*..................................      390,229
                                                                            -----------
          FINANCIAL SERVICES--11.2%
  20,660  American Express Co.............................................      730,331
   8,390  Bear Stearns Co., Inc...........................................      498,366
  70,430  Charles Schwab Corp. (The)......................................      764,166
  69,310  Citigroup, Inc..................................................    2,439,019
  11,650  Federal Home Loan Mortgage Corp.................................      687,933
  15,330  Goldman Sachs Group, Inc. (The).................................    1,043,973
  11,930  Lehman Brothers Holdings, Inc...................................      635,750
  37,600  MBNA Corp.......................................................      715,152
                                                                            -----------
                                                                              7,514,690
                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
--------                                                                    -----------
          FOOD RETAILERS--0.6%
   7,370  Whole Foods Market, Inc.*.......................................  $   388,620
                                                                            -----------
          HEALTH CARE PROVIDERS--0.8%
  12,410  HCA Inc.........................................................      515,015
                                                                            -----------
          HOUSEHOLD PRODUCTS--2.7%
  12,360  Clorox Co.......................................................      509,850
  15,420  Procter & Gamble Co.............................................    1,325,195
                                                                            -----------
                                                                              1,835,045
                                                                            -----------
          INSURANCE--3.4%
  15,300  AFLAC, Inc......................................................      460,836
  31,190  American International Group....................................    1,804,342
                                                                            -----------
                                                                              2,265,178
                                                                            -----------
          MEDIA--BROADCASTING & PUBLISHING--4.7%
  17,960  Clear Channel Communications, Inc.*.............................      669,728
  32,458  Comcast Corp--Class A*..........................................      765,035
  19,140  Univision Communications, Inc.*.................................      468,930
  26,440  USA Interactive*................................................      604,418
  14,990  Viacom, Inc.--Class B*..........................................      610,992
                                                                            -----------
                                                                              3,119,103
                                                                            -----------
          MEDICAL--HMO--1.2%
   6,420  Anthem, Inc.*...................................................      403,818
   5,050  UnitedHealth Group, Inc.........................................      421,675
                                                                            -----------
                                                                                825,493
                                                                            -----------
          MEDICAL SUPPLIES--1.5%
   7,280  Boston Scientific Corp.*........................................      309,546
  14,670  Medtronics, Inc.................................................      668,952
                                                                            -----------
                                                                                978,498
                                                                            -----------
          OIL & GAS--6.1%
   8,270  Apache Corp.....................................................      471,307
  25,330  BJ Services Co.*................................................      818,412
  24,560  Halliburton Co..................................................      459,518
  13,900  Kinder Morgan, Inc..............................................      587,553
  16,440  Murphy Oil Corp.................................................      704,454
  25,394  Occidental Petroleum Corp.......................................      722,459
   9,140  Valero Energy Corp..............................................      337,632
                                                                            -----------
                                                                              4,101,335
                                                                            -----------
          OIL FIELD SERVICE EQUIPMENT--0.8%
  10,670  Cooper Cameron Corp.*...........................................      531,579
                                                                            -----------
          PHARMACEUTICALS--11.2%
   6,180  Allergan Inc....................................................      356,092
  22,640  Amgen, Inc.*....................................................    1,094,418
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
--------                                                                    -----------
          PHARMACEUTICALS (CONTINUED)
   7,920  Biogen, Inc.*...................................................  $   317,275
   6,720  Cephalon, Inc.*.................................................      327,049
   6,950  Forest Laboratories, Inc.*......................................      682,629
   9,520  Genzyme Corp.*..................................................      281,506
  10,410  Gilead Sciences, Inc.*..........................................      353,940
  24,710  MedImmune, Inc.*................................................      671,371
  78,360  Pfizer, Inc.....................................................    2,395,465
  12,580  Teva Pharmaceutical Industries Ltd.--SP ADR.....................      485,714
  14,110  Wyeth...........................................................      527,714
                                                                            -----------
                                                                              7,493,173
                                                                            -----------
          RETAILERS--5.0%
  13,460  Bed Bath & Beyond Inc.*.........................................      464,774
   6,580  Kohl's Corp.*...................................................      368,151
  12,680  Lowe's Companies, Inc...........................................      475,500
  12,610  Walgreen Co.....................................................      368,086
  33,820  Wal-Mart Stores, Inc............................................    1,708,248
                                                                            -----------
                                                                              3,384,759
                                                                            -----------
          SEMICONDUCTORS--3.7%
  24,710  Analog Devices, Inc.*...........................................      589,828
  99,410  Intel Corp......................................................    1,547,814
  17,860  Xilinx, Inc.*...................................................      367,916
                                                                            -----------
                                                                              2,505,558
                                                                            -----------
          TELEPHONE SYSTEMS--4.7%
 111,410  AT&T Wireless Services, Inc.*...................................      629,467
  19,190  CenturyTel Inc..................................................      563,802
  55,660  Nextel Communications, Inc.--Class A*...........................      642,873
  33,260  Verizon Communications, Inc.....................................    1,288,825
                                                                            -----------
                                                                              3,124,967
                                                                            -----------
          TEXTILES, CLOTHING & FABRICS--0.6%
  11,700  Coach Inc.*.....................................................      385,164
                                                                            -----------
          WATER COMPANIES--0.4%
  14,210  Philadelphia Suburban Corp......................................      292,726
                                                                            -----------
          TOTAL COMMON STOCKS
            (Cost $66,013,121)............................................   65,805,392
                                                                            -----------
          CORPORATE DEBT--0.0%
          COMPUTER SOFTWARE & PROCESSING--0.0%
  10,200  Microstrategy Inc. (7.50%, 6/24/07)*
            (Cost $0).....................................................        2,601
                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                  EXPIRATION     VALUE
  SHARES                                                             DATE      (NOTE 1)
----------                                                        ----------  -----------
            WARRANTS--0.0%
        15  Per-Se Technologies, Inc.*..........................  07/08/2003  $         0
       240  Microstrategy Inc.*.................................  06/24/2007           15
                                                                              -----------
            TOTAL WARRANTS (Cost $0)........................................           15
                                                                              -----------

   PAR
  AMOUNT                                                 COUPON    MATURITY
----------                                              --------  ----------
            SHORT-TERM INVESTMENTS--8.8%
$1,412,043  Bank of Montreal+.......................     1.320%   01/30/2003    1,412,043
 1,424,859  Merrill Lynch & Co.+....................     1.352%   01/02/2003    1,424,859
 2,035,512  Merrimac Money Market Fund+**...........     1.422%          N/A    2,035,512
 1,017,756  National City Bank+.....................     1.245%   01/23/2003    1,017,756
                                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $5,890,170)..................    5,890,170
                                                                              -----------
            TOTAL INVESTMENTS AT MARKET VALUE--107.0%
              (Cost $71,903,291)............................................   71,698,178
            OTHER LIABILITIES IN EXCESS OF ASSETS--(7.0%)...................   (4,718,231)
                                                                              -----------
            NET ASSETS--100.0%..............................................  $66,979,947
                                                                              ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this Fund.
***  Parent company of IBT.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            COMMON STOCKS--97.8%
            ADVERTISING--0.4%
     7,600  Lamar Advertising Co.*..........................................  $   255,740
                                                                              -----------
            AEROSPACE & DEFENSE--0.3%
    49,500  Orbital Sciences Corp.*.........................................      208,890
                                                                              -----------
            AUTOMOTIVE--1.1%
    32,400  Autoliv, Inc....................................................      678,132
    28,400  Impco Technologies, Inc.*.......................................      133,196
                                                                              -----------
                                                                                  811,328
                                                                              -----------
            BANKING--0.6%
    14,300  Bank Of Hawaii Corp.............................................      434,577
                                                                              -----------
            CHEMICALS--3.0%
    41,900  Agrium, Inc.....................................................      473,889
     6,600  Ashland, Inc....................................................      188,298
    35,200  Goodrich Corp...................................................      644,864
    53,800  IMC Global, Inc.................................................      574,046
     6,300  Scotts Company--Class A*........................................      308,952
                                                                              -----------
                                                                                2,190,049
                                                                              -----------
            COMMERCIAL SERVICES--14.6%
    53,700  BearingPoint Inc.*..............................................      370,530
    12,600  Bright Horizons Family Solutions, Inc.*.........................      354,312
    37,600  Ceridian Corp.*.................................................      542,192
    50,700  Core Laboratories N.V.*.........................................      575,445
    67,000  EGL, Inc.*......................................................      954,750
    49,500  Fluor Corp......................................................    1,386,000
    44,100  FreeMarkets, Inc.*..............................................      283,960
    26,900  Jacobs Engineering Group*.......................................      957,640
    11,600  Kroll Inc.*.....................................................      221,328
   131,900  Lo-Jack Corp.*..................................................      651,586
    37,300  Massey Energy Co................................................      362,556
    18,700  Omnicare, Inc...................................................      445,621
    26,900  On Assignment, Inc.*............................................      229,188
    19,200  Pall Corp.......................................................      320,256
    46,000  Quantum Fuel Systems Technologies Worldwide Inc.*...............      108,100
    38,600  Republic Services, Inc.--Class A*...............................      809,828
    34,400  Ritchie Bros. Auctioneers*......................................    1,112,840
    14,900  Waste Connections, Inc.*........................................      575,289
    82,200  Wind River Systems, Inc.*.......................................      337,020
                                                                              -----------
                                                                               10,598,441
                                                                              -----------
                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            COMMUNICATIONS--2.2%
    15,200  Andrew Corp.*...................................................  $   156,256
   118,000  Arris Group, Inc.*..............................................      421,260
    66,100  Harmonic, Inc.*.................................................      152,030
    22,200  McDATA Corp.--Class B*..........................................      156,066
    83,300  Powerwave Technologies, Inc.*...................................      449,820
   252,600  Sonus Networks, Inc.*...........................................      252,600
                                                                              -----------
                                                                                1,588,032
                                                                              -----------
            COMPUTER SOFTWARE & PROCESSING--6.7%
    65,200  Acxiom Corp.*...................................................    1,002,776
    68,400  Ansoft Corp.*...................................................      420,660
    25,700  CheckFree Corp.*................................................      411,226
   168,300  Cnet Networks, Inc.*............................................      456,093
    19,500  Documentum, Inc.*...............................................      305,370
    56,200  Informatica Corp.*..............................................      323,712
   107,900  Legato Systems, Inc.*...........................................      542,737
    45,100  Parametric Technology Co.*......................................      113,652
    16,800  Perot Systems Corp.--Class A*...................................      180,096
    53,300  Rational Software Corp.*........................................      553,787
    10,000  Sykes Enterprises, Inc.*........................................       32,800
    43,200  TIBCO Software, Inc.*...........................................      266,976
    31,100  webMethods, Inc.*...............................................      255,642
                                                                              -----------
                                                                                4,865,527
                                                                              -----------
            COMPUTERS & INFORMATION--2.8%
    57,000  Apple Computer, Inc.*...........................................      816,810
    31,200  Cirrus Logic, Inc.*.............................................       89,856
    17,400  Diebold, Inc....................................................      717,228
    48,500  Symbol Technologies, Inc........................................      398,670
                                                                              -----------
                                                                                2,022,564
                                                                              -----------
            CONTAINERS & PACKAGING--3.0%
   184,100  Crown Cork & Seal, Inc.*........................................    1,463,595
    32,300  Pactiv Corp.*...................................................      706,078
                                                                              -----------
                                                                                2,169,673
                                                                              -----------
            ELECTRIC UTILITIES--0.8%
    56,400  Citizens Communications Co.*....................................      595,020
                                                                              -----------
            ELECTRICAL EQUIPMENT--5.2%
   109,300  Artesyn Technologies, Inc.*.....................................      419,712
    21,800  ATMI Inc.*......................................................      403,736
    31,800  C&D Technologies, Inc...........................................      561,906

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            ELECTRICAL EQUIPMENT (CONTINUED)
   312,800  Graftech International, Ltd.*...................................  $ 1,864,288
    56,200  SBS Technologies, Inc.*.........................................      514,792
                                                                              -----------
                                                                                3,764,434
                                                                              -----------
            ELECTRONICS--13.7%
   162,400  Agere Systems, Inc.--Class A*...................................      233,856
    35,300  Anaren Microwave, Inc.*.........................................      310,640
    41,500  Applied Micro Circuits Corp.*...................................      153,135
   121,200  ChipPAC, Inc.--Class A*.........................................      430,260
    46,600  Cree, Inc.*.....................................................      761,910
    33,000  Cypress Semiconductor Corp.*....................................      188,760
    53,100  ESS Technology, Inc.*...........................................      333,999
    18,200  Genesis Microchip, Inc.*........................................      237,510
    26,200  Harman International Industries, Inc............................    1,558,900
    13,800  Harris Corp.....................................................      362,940
    12,800  Hutchinson Technology, Inc.*....................................      264,960
    16,900  Intersil Corp--Class A*.........................................      235,586
    37,280  Lattice Semiconductor Corp.*....................................      326,946
    54,460  LSI Logic Corp.*................................................      314,234
    16,500  LTX Corp.*......................................................       99,495
     9,800  Mercury Computer Systems, Inc.*.................................      299,096
    43,400  Microsemi Corp.*................................................      264,306
    25,600  Mykrolis Corp.*.................................................      186,880
    17,400  National Semiconductor Corp.*...................................      261,174
    41,200  Oak Technology, Inc.*...........................................      109,180
    30,700  PMC - Sierra Inc*...............................................      170,692
    35,700  Power Integrations, Inc.*.......................................      606,900
    54,600  Power-One, Inc.*................................................      309,582
   107,200  Sanmina-Sci Corp.*..............................................      481,328
    32,600  Semtech Corp.*..................................................      356,644
    40,200  SIPEX Corp.*....................................................      148,740
    30,200  Skyworks Solutions Inc*.........................................      260,324
    39,090  Trimble Navigation, Ltd.*.......................................      488,234
    12,700  Zoran Corp.*....................................................      178,689
                                                                              -----------
                                                                                9,934,900
                                                                              -----------
            ENTERTAINMENT & LEISURE--2.3%
    18,900  Callaway Golf Co................................................      250,425
   117,500  Hasbro, Inc.....................................................    1,357,125
    16,100  Six Flags, Inc.*................................................       91,931
                                                                              -----------
                                                                                1,699,481
                                                                              -----------
                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            FINANCIAL SERVICES--2.7%
    56,600  Ameritrade Holding Corp.*.......................................  $   320,356
   103,400  E*TRADE Group, Inc.*............................................      502,524
    25,950  Investment Technology Group, Inc.*..............................      580,242
    45,200  Knight Trading Group, Inc.*.....................................      216,508
    18,700  Waddell & Reed Financial, Inc.--Class A.........................      367,829
                                                                              -----------
                                                                                1,987,459
                                                                              -----------
            FOREST PRODUCTS & PAPER--3.5%
    75,100  Packaging Corp. of America*.....................................    1,369,824
    76,700  Smurfit-Stone Container Corp.*..................................    1,180,490
                                                                              -----------
                                                                                2,550,314
                                                                              -----------
            HEALTH CARE PROVIDERS--1.9%
    13,100  Community Health Systems Inc.*..................................      269,729
    17,000  Express Scripts, Inc.--Class A*.................................      816,680
     9,800  Lincare Holdings, Inc.*.........................................      309,876
                                                                              -----------
                                                                                1,396,285
                                                                              -----------
            HEAVY CONSTRUCTION--2.4%
    46,300  Chicago Bridge & Iron Co., NV...................................    1,398,260
    41,500  Willbros Group, Inc.*...........................................      341,130
                                                                              -----------
                                                                                1,739,390
                                                                              -----------
            HEAVY MACHINERY--1.9%
    33,993  Albany International Corp.--Class A.............................      702,295
    24,200  Kaydon Corp.....................................................      513,282
    13,900  Lam Research Corp.*.............................................      150,120
                                                                              -----------
                                                                                1,365,697
                                                                              -----------
            INSURANCE--1.2%
     3,252  Berkley (W.R.) Corp.............................................      128,812
    21,900  HCC Insurance Holdings, Inc.....................................      538,740
     8,200  Willis Group Holdings, Ltd.*....................................      235,094
                                                                              -----------
                                                                                  902,646
                                                                              -----------
            MANUFACTURING--0.3%
    10,700  Quixote Corp....................................................      193,242
                                                                              -----------
            MEDICAL--HMO--0.6%
    44,900  Humana Inc.*....................................................      449,000
                                                                              -----------
            MEDICAL SUPPLIES--3.4%
     9,400  Applera Corp.--Applied Biosystems Group.........................      164,876

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            MEDICAL SUPPLIES (CONTINUED)
    79,200  Endocardial Solutions, Inc.*....................................  $   267,696
    32,800  Intermagnetics General Corp.*...................................      644,192
    23,600  PerkinElmer, Inc................................................      194,700
     3,800  Roper Industries, Inc...........................................      139,080
    42,800  STERIS Corp.*...................................................    1,037,900
                                                                              -----------
                                                                                2,448,444
                                                                              -----------
            MEDICAL & BIO-TECHNOLOGY--1.0%
     4,800  Cambrex Corp....................................................      145,008
    57,000  Cytyc Corp.*....................................................      581,400
                                                                              -----------
                                                                                  726,408
                                                                              -----------
            METALS--1.8%
    71,350  Allegheny Technologies, Inc.....................................      444,510
    38,800  Northwest Pipe Co.*.............................................      671,240
    12,100  Watts Industries, Inc.--Class A.................................      190,454
                                                                              -----------
                                                                                1,306,204
                                                                              -----------
            MINING--0.3%
     9,300  Arch Coal, Inc..................................................      200,787
                                                                              -----------
            OIL & GAS--7.0%
     5,300  Anadarko Petroleum Corp.........................................      253,870
    28,511  ENSCO International, Inc........................................      839,649
    16,280  Noble Corp.*....................................................      572,242
    64,700  Ocean Energy, Inc...............................................    1,292,059
    14,500  Remington Oil & Gas Corp.*......................................      237,945
    22,700  Talisman Energy, Inc............................................      821,059
    19,300  Transocean Sedco Forex, Inc.....................................      447,760
     8,900  Western Gas Resources Inc.......................................      327,965
    14,300  Westport Resources Corp.*.......................................      297,440
                                                                              -----------
                                                                                5,089,989
                                                                              -----------
            PHARMACEUTICALS--1.8%
    31,100  Alpharma Inc.--Class A..........................................      370,401
                                                                                 VALUE
  SHARES                                                                       (NOTE 1)
----------                                                                    -----------
            PHARMACEUTICALS (CONTINUED)
    20,200  IDEXX Laboratories, Inc.*.......................................  $   672,660
    25,200  Parexel International Corp.*....................................      276,948
                                                                              -----------
                                                                                1,320,009
                                                                              -----------
            REAL ESTATE--0.4%
    46,200  Stewart Enterprises, Inc.*......................................      257,380
                                                                              -----------
            RESTAURANTS--0.6%
    17,100  Triarc Co.*.....................................................      448,704
                                                                              -----------
            RETAILERS--2.6%
    33,000  American Eagle Outfitters, Inc.*................................      454,740
    12,000  BJ's Wholesale Club, Inc.*......................................      219,600
    38,500  Dollar Tree Stores, Inc.*.......................................      945,945
    35,700  Insight Enterprises Inc.*.......................................      296,667
                                                                              -----------
                                                                                1,916,952
                                                                              -----------
            SEMICONDUCTORS--0.3%
    10,000  Analog Devices, Inc.*...........................................      238,700
                                                                              -----------
            TEXTILES, CLOTHING & FABRICS--2.9%
    63,400  Delta & Pine Land Co............................................    1,293,994
   151,700  Unifi, Inc.*....................................................      796,425
                                                                              -----------
                                                                                2,090,419
                                                                              -----------
            TRANSPORTATION--4.5%
    30,600  Kirby Corp.*....................................................      838,134
    43,600  Swift Transportation Co., Inc.*.................................      872,785
    11,500  Teekay Shipping Corp............................................      468,050
    80,080  Wabtec Corp.....................................................    1,124,323
                                                                              -----------
                                                                                3,303,292
                                                                              -----------
            TOTAL COMMON STOCKS
              (Cost $81,665,886)............................................   71,069,977
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                  EXPIRATION     VALUE
  SHARES                                                             DATE      (NOTE 1)
----------                                                        ----------  -----------
            RIGHTS--0.0%
            Seagate Technology International, Inc., Rights*
     9,800    (Cost $0).........................................              $         0
                                                                              -----------

   PAR
  AMOUNT                                                  COUPON   MATURITY
----------                                                ------  ----------
            SHORT-TERM INVESTMENTS--11.2%
$1,953,277  Bank of Montreal+...........................  1.320%  01/30/2003    1,953,277
 1,971,006  Merrill Lynch & Co.+........................  1.352%  01/02/2003    1,971,006
 2,815,722  Merrimac Money Market Fund+**...............  1.422%         N/A    2,815,722
 1,407,861  National City Bank+.........................  1.245%  01/23/2003    1,407,861
                                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $8,147,866)..................    8,147,866
                                                                              -----------
            TOTAL INVESTMENTS AT MARKET VALUE--109.0%
              (Cost $89,813,752)............................................   79,217,843
            OTHER LIABILITIES IN EXCESS OF ASSETS--(9.0%)...................   (6,530,071)
                                                                              -----------
            NET ASSETS--100.0%..............................................  $72,687,772
                                                                              ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

   PAR                                                                       VALUE
  AMOUNT                                               COUPON   MATURITY   (NOTE 1)
----------                                            --------  --------  -----------
            DOMESTIC BONDS & DEBT SECURITIES--77.5%
            ASSET BACKED SECURITIES--29.2%
$  600,000  Brazos Student Loan Finance Corp., Ser.
              1994-A, Class B1 (FR).................   2.689%   06/01/19  $   600,122
   245,000  CIT RV Trust, Ser. 1996-A, Class A,
              CMO...................................   5.400%   12/15/11      248,661
   174,136  Dealer Auto Receivables Trust,
              Ser.2000-1, Class A3, CMO (FR)........   7.070%   05/17/04      174,898
     7,393  Ikon Receivables LLC, Ser. 1999-1, Class
              A3....................................   5.990%   05/15/05        7,410
   503,144  Key Auto Finance Trust, Ser. 1999-1,
              Class A4 (FR).........................   5.830%   01/15/07      511,730
 1,000,000  Metris Master Trust, Ser. 2000-2, Class
              B (FR)................................   2.020%   01/22/07      959,167
   600,000  National Premier Financial Services,
              Inc., Ser. 2000-2, Class B (FR)
              (144A)+(a)(c)*........................   2.533%   10/01/03       30,000
 1,000,000  National Premier Financial Services,
              Inc., Ser. 2001-2A, Class A (FR)
              (144A)+(a)(c)*........................   2.300%   06/01/04      300,000
   622,000  Nellie Mae, Inc., Ser. 1996-1, Class
              CTFS (FR).............................   2.045%   12/15/18      628,976
   520,412  Residential Asset Securities Corp., Ser.
              1999-KS4, Class AI3...................   6.940%   04/25/25      530,666
   343,586  Residential Asset Securities Corp., Ser.
              1999A-RS1, Class AI2..................   6.570%   10/25/29      348,632
   750,000  Structured Asset Securities Corp., Ser.
              2001-6, Class 2A8.....................   6.500%   05/25/31      771,047
    34,900  Tiers Amex Semiconductor Trust
              Certificates, Ser. 2000-2014..........                          320,731
    71,200  Tiers Amex Telecom Trust Certificates,
              Ser. 2000-7...........................                          660,736
    70,700  Tiers NASDAQ 100 Trust Certificates,
              Ser. 2000-3...........................                          671,650
     1,900  Tiers NASDAQ 100 Trust Certificates,
              Ser. 2001-8...........................                           17,100
                                                                          -----------
                                                                            6,781,526
                                                                          -----------
            CORPORATE DEBT--11.3%
   750,000  Ford Motor Credit Co. (FR)(b)...........   2.190%   07/19/04      710,117
   750,000  General Motors Acceptance Corp.
              (FR)(b)...............................   2.190%   07/21/04      726,449
   750,000  Household Finance Corp. (FR)(b).........   1.710%   06/17/05      730,091
   800,000  Verizon Global Funding Corp.=/=.........   0.000%   05/15/21      465,056
                                                                          -----------
                                                                            2,631,713
                                                                          -----------
            MORTGAGE BACKED SECURITIES--31.8%
   123,097  Bear Stearns Commercial Mortgage
              Securities, Ser. 1999-CLF1 Class A1...   6.730%   05/20/30      124,388
   294,311  Chase Funding Mortgage Loan, Ser.
              1998-2, Class IA3 (FR)................   5.980%   04/25/22      295,874
   500,000  Credit Suisse First Boston Mortgage
              Securities, Ser. 2001-FL2A, Class B
              (FR) (144A)...........................   1.820%   09/15/13      497,891
   350,477  Federal Home Loan Mortgage Corp.,
              #847013 (FR)..........................   4.940%   08/01/30      361,867
   608,100  Federal Home Loan Mortgage Corp.,
              #847026 (FR)..........................   5.618%   11/01/30      624,822
   173,651  Federal Home Loan Mortgage Corp., Ser.
              1544, Class L, CMO (FR)...............   2.210%   07/15/08      173,307
   100,050  Federal Home Loan Mortgage Corp., Ser.
              1554, Class LA, CMO (FR)..............   2.210%   08/15/08       99,987
   318,075  Federal Home Loan Mortgage Corp., Ser.
              1799, Class A, CMO (FR)...............   6.011%   10/15/06      326,176
   850,000  Federal National Mortgage Association,
              Ser. 1999-31, Class KB, CMO...........   6.000%   09/25/16      869,947
   427,680  Federal National Mortgage Association,
              Ser. 2001-53, Class PE, CMO
              PAC-1(11).............................   5.500%   11/25/14      429,068
   450,482  Federal National Mortgage Association,
              Ser. G92-66, Class J, CMO.............   7.000%   11/25/21      456,245
 1,000,000  GMAC Mortgage Corp. Loan Trust, Ser
              2001-J-3, Class A13...................   6.750%   08/25/31    1,010,194
   562,047  Government National Mortgage
              Association, Ser. 1999-29, Class EA...   0.000%   03/16/26      543,983
   507,375  Prudential Home Mortgage Securites, Ser.
              1993-53, Class A7.....................   6.000%   01/25/09      508,108
   476,145  Residential Funding Mortgage Securities
              Ser. 1994-S8, Class A4................   6.000%   03/25/09      501,342
   565,726  Residential Funding Mortgage Securities
              Ser. 1999-S6, Class A1................   6.250%   02/25/14      582,151
                                                                          -----------
                                                                            7,405,350
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

   PAR                                                                       VALUE
  AMOUNT                                                       MATURITY    (NOTE 1)
----------                                                    ----------  -----------
            EQUITY LINKED SECURITIES--5.2%
$   46,400  Bear Stearns, S&P 500 Index Equity Linked
              Notes.........................................    05/20/03  $   199,520
     8,000  Lehman Brothers, S&P 500 Index (SUNS)...........    02/05/07       70,720
     4,000  Merril Lynch, Biotech HOLDRS Index (MITTS)......    08/03/07       35,400
    10,000  Merrill Lynch, Broadband HOLDRS Index (MITTS)...    09/30/07       83,200
     1,000  Merrill Lynch, Nikkei 225 Index (MITTS).........    03/30/07        8,550
    44,800  Merrill Lynch, Select 10 Index, Equity Linked
              Notes.........................................    05/30/06      362,880
    10,000  Merrill Lynch, Select 10 Index, Equity Linked
              Notes.........................................    07/31/06       81,000
     4,600  Morgan Stanley Dean Witter, Nokia Corp.
              (PERQS).......................................    02/28/03       14,260
     7,800  Morgan Stanley Dean Witter, Nokia Corp.
              (SPARQS)......................................    04/15/03      123,786
     7,600  Morgan Stanley, DJIA Broad Index (BRIDGES)......    04/30/04       75,848
     5,900  Morgan Stanley, S&P 500 Index (BRIDGES).........    12/31/03       58,587
     6,500  Salomon Smith Barney, S&P 500 Index, Equity
              Linked Notes..................................    01/13/03      100,717
                                                                          -----------
                                                                            1,214,468
                                                                          -----------
            TOTAL DOMESTIC BONDS & DEBT SECURITIES (Cost $19,340,097)...   18,033,057
                                                                          -----------

  SHARES
----------
            INVESTMENT COMPANIES--1.8%
    10,000  Nations Government Income Term Trust 2003.......                  101,400
    30,400  Nations Government Income Term Trust 2004.......                  311,904
                                                                          -----------
            TOTAL INVESTMENT COMPANIES (Cost $408,321)..................      413,304
                                                                          -----------
            COMMON STOCKS--0.7%
     1,500  Caterpillar, Inc................................                   68,580
     1,500  Eastman Kodak Co................................                   52,560
     1,500  J.P. Morgan Chase & Co..........................                   36,000
                                                                          -----------
            TOTAL COMMON STOCKS (Cost $161,835).........................      157,140
                                                                          -----------

                                           STRIKE  EXPIRATION
                                           PRICE      DATE     CONTRACTS
                                           ------  ----------  ---------
  PURCHASED PUT OPTIONS--2.1%
  Caterpillar, Inc.......................  $65.00   01/18/03        15         30,300
  Caterpillar, Inc.......................   70.00   01/22/05        15         37,650
  Du Pont (E.I.) De Nemours..............   60.00   01/22/05        15         30,150
  Eastman Kodak Co.......................   45.00   01/18/03        15         14,250
  Eastman Kodak Co.......................   50.00   01/22/05        20         34,600
  Exxon Mobil Corp.......................   50.00   01/22/05        10         15,300
  General Motors Corp....................   60.00   01/17/04        15         37,200
  International Paper Co.................   60.00   01/22/05        15         38,550
  J.P. Morgan Chase & Co.................   50.00   01/18/03        15         39,750
  J.P. Morgan Chase & Co.................   40.00   01/22/05        20         35,800
  Merck & Co., Inc.......................   80.00   01/17/04        10         24,800
  Nokia Corp.............................   25.00   01/17/04       100        101,000
  Phillip Morris Companies, Inc..........   60.00   01/17/04        15         30,300
  SBC Communciations, Inc................   40.00   01/17/04        15         21,000
                                                                          -----------
  TOTAL PURCHASED PUT OPTIONS (Cost $514,645)...........................      490,650
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

   PAR                                                                       VALUE
  AMOUNT                                             COUPON     MATURITY   (NOTE 1)
----------                                         -----------  --------  -----------
            SHORT-TERM INVESTMENTS--2.9%
$    4,483  Bank of Montreal++...................    1.320%     01/30/03  $     4,483
     4,524  Merrill Lynch & Co.++................    1.352%     01/02/03        4,524
     6,462  Merrimac Money Market Fund++**.......    1.422%         N/A         6,462
     3,231  National City Bank++.................    1.245%     01/23/03        3,231
    60,000  U.S. Treasury Bill(b)................    1.500%     01/09/03       59,980
   250,000  U.S. Treasury Bill(b)................    1.515%     01/09/03      249,916
    20,000  U.S. Treasury Bill(b)................    1.580%     01/09/03       19,993
   325,000  U.S. Treasury Bill(b)................    1.185%     02/13/03      324,540
                                                                          -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $673,129)................      673,129
                                                                          -----------
            TOTAL INVESTMENTS AT MARKET VALUE--85.0%
              (Cost $21,098,027)........................................   19,767,280
            OTHER ASSETS IN EXCESS OF LIABILITIES--15.0%................    3,492,065
                                                                          -----------
            NET ASSETS--100.00%.........................................  $23,259,345
                                                                          ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
PERQS--Performance Equity-Linked Quarterly-Pay Securities
BRIDGES--Broad Index Guarded Equity-Linked Securities
SUNS--Stock Upside Note Securities
CMO--Collateralized Mortgage Obligation
PAC--Planned Amortization Class
HOLDRS--Holding Company Depositary Receipts
144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
SPARQS--Stock Participation Accreting Redemption Quarterly Pay Securities
DJIA--Dow Jones Industrial Average
*    Non-Income Producing Security
** Regulated Investment Company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Security is in default.
++   Represents collateral received from securities lending transactions.
=/=  Zero coupon bond
(a) Security is valued in good faith under procedures established by the board of directors.
(b)  Held as collateral for open futures contracts (Note 5).
(c)  Security is in bankruptcy.
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                     VALUE
SHARES                                             (NOTE 1)
------                                            -----------
        COMMON STOCKS--93.7%
        AEROSPACE & DEFENSE--8.6%
3,300   General Dynamics........................  $   261,921
4,100   Lockheed Martin Corp....................      236,775
4,400   Northrop Grumman Corp...................      426,800
                                                  -----------
                                                      925,496
                                                  -----------
        BANKING--11.9%
3,700   Bank of America Corp....................      257,409
3,900   Household International, Inc............      108,459
3,700   HSBC Holdings Plc - SP ADR..............      203,426
9,300   Mellon Financial Corp...................      242,823
2,500   SLM Corp................................      259,650
4,400   Wells Fargo Co..........................      206,228
                                                  -----------
                                                    1,277,995
                                                  -----------
        CHEMICALS--2.4%
2,600   Dow Chemical Co.........................       77,220
4,400   Dupont (E.I.) de Nemours................      186,560
                                                  -----------
                                                      263,780
                                                  -----------
        COMMERCIAL SERVICES--3.1%
8,000   Cendant Corp.*..........................       83,840
10,700  Waste Management, Inc...................      245,244
                                                  -----------
                                                      329,084
                                                  -----------
        COMPUTER SOFTWARE & PROCESSING--2.5%
2,600   Computer Sciences Corp.*................       89,570
5,000   First Data Corp.........................      177,050
                                                  -----------
                                                      266,620
                                                  -----------
        COMPUTERS & INFORMATION--1.4%
1,900   International Business Machines Corp....      147,250
                                                  -----------
        CONGLOMERATES--2.2%
13,900  Tyco International, Ltd.................      237,412
                                                  -----------
        ELECTRONICS--0.8%
10,200  Motorola, Inc...........................       88,230
                                                  -----------
        FINANCIAL SERVICES--13.6%
10,700  Citigroup, Inc..........................      376,533
6,300   Federal Home Loan Mortgage Corp.........      372,015
4,200   Franklin Resources, Inc.................      143,136
2,900   Lehman Brothers Holdings, Inc...........      154,541
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            -----------
        FINANCIAL SERVICES (CONTINUED)
16,000  MBNA Corp...............................  $   304,320
2,900   Morgan Stanley, Dean Witter & Co........      115,768
                                                  -----------
                                                    1,466,313
                                                  -----------
        FOREST PRODUCTS & PAPER--6.4%
6,500   International Paper Co..................      227,305
2,900   Kimberly-Clark Corp.....................      137,663
6,600   Weyerhaeuser Co.........................      324,786
                                                  -----------
                                                      689,754
                                                  -----------
        HEAVY MACHINERY--2.2%
3,700   Deere & Co..............................      169,645
1,000   United Technologies Corp................       61,940
                                                  -----------
                                                      231,585
                                                  -----------
        HOME CONSTRUCTION, FURNISHING &
        APPLIANCES--2.0%
9,000   Home Depot Inc..........................      215,640
                                                  -----------
        HOUSEHOLD PRODUCTS--1.1%
3,000   Clorox Co...............................      123,750
                                                  -----------
        INSURANCE--11.9%
7,900   Ace Ltd.................................      231,786
3,200   Chubb Corp..............................      167,040
3,200   Hartford Financial Services Group,
          Inc...................................      145,376
7,400   Marsh & McLennan Co., Inc...............      341,954
11,700  St. Paul Co., Inc.......................      398,385
                                                  -----------
                                                    1,284,541
                                                  -----------
        MEDICAL--HMO--1.9%
2,900   Wellpoint Health Networks, Inc.*........      206,364
                                                  -----------
        MEDICAL SUPPLIES--6.0%
5,100   Boston Scientific Corp.*................      216,852
9,700   Guidant Corp.*..........................      299,245
8,250   Tenet Healthcare Corp.*.................      135,300
                                                  -----------
                                                      651,397
                                                  -----------
        OIL & GAS--5.8%
4,900   Anadarko Petroleum Corp.................      234,710
3,200   ChevronTexaco Corp......................      212,736
3,700   ConocoPhillips..........................      179,043
                                                  -----------
                                                      626,489
                                                  -----------
        PHARMACEUTICALS--9.2%
10,000  Biogen, Inc.*...........................      400,600

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            -----------
        PHARMACEUTICALS (CONTINUED)
6,300   Genzyme Corp.*..........................  $   186,291
7,900   Pfizer, Inc.............................      241,503
4,400   Wyeth...................................      164,560
                                                  -----------
                                                      992,954
                                                  -----------
        RETAILERS--0.7%
3,100   Sears, Reobuck & Co.....................       74,245
                                                  -----------
        TOTAL INVESTMENTS AT MARKET VALUE--93.7%
          (Cost $11,136,456)....................   10,098,899
        OTHER ASSETS IN EXCESS OF
          LIABILITIES--6.3%.....................      680,519
                                                  -----------
        NET ASSETS--100.0%......................  $10,779,418
                                                  ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                             BRANDES                    FRONTIER CAPITAL  CLIFTON ENHANCED    BUSINESS
                                          INTERNATIONAL   TURNER CORE     APPRECIATION      U.S. EQUITY     OPPORTUNITY
                                           EQUITY FUND    GROWTH FUND         FUND              FUND         VALUE FUND
                                          -------------  -------------  ----------------  ----------------  ------------
ASSETS:
  Investments, at value (Note
    1)*/**--see accompanying Portfolio
    of Investments......................  $134,396,128   $ 71,698,178     $ 79,217,843      $ 19,767,280    $10,098,899
  Cash..................................     1,528,957      1,338,400        2,769,453         3,254,665        631,669
  Receivable from:
    Securities sold.....................            --        225,572            1,170           166,059        114,241
    Capital stock subscriptions.........        27,580         29,712           16,678            50,336          1,328
    Dividends and interest..............       445,086         41,518           35,644            58,586         16,160
    Investment Adviser, net (Note 2)....            --             --               --                --          5,688
    Receivable from daily variation
      margin on open financial futures
      contracts (Note 5)................            --             --               --            37,509             --
    Tax reclaim receivable..............        70,945             --              943                --             --
                                          ------------   ------------     ------------      ------------    -----------
        Total assets....................   136,468,696     73,333,380       82,041,731        23,334,435     10,867,985
                                          ------------   ------------     ------------      ------------    -----------
LIABILITIES:
  Payable for:
    Securities purchased................            --        364,161          979,743            14,552         61,051
    Capital stock redemptions...........        22,526          4,906           26,131                11              3
    Investment Adviser, net (Note 2)....       217,518         56,902          161,674            10,601             --
    Collateral for securities loaned
      (Note 1)..........................    14,880,301      5,890,170        8,147,866            18,700             --
    Accrued expenses and other
      liabilities.......................        54,953         37,294           38,545            31,226         27,513
                                          ------------   ------------     ------------      ------------    -----------
        Total liabilities...............    15,175,298      6,353,433        9,353,959            75,090         88,567
                                          ------------   ------------     ------------      ------------    -----------
NET ASSETS..............................  $121,293,398   $ 66,979,947     $ 72,687,772      $ 23,259,345    $10,779,418
                                          ============   ============     ============      ============    ===========
NET ASSETS CONSIST OF:
  Paid-in capital.......................  $160,432,027   $102,451,002     $ 98,548,292      $ 44,096,046    $13,312,981
  Undistributed (distributions in excess
    of) net investment income (loss)....       107,364          6,843               --           (50,019)            --
  Accumulated net realized (loss) on
    investments.........................      (960,212)   (35,272,785)     (15,264,611)      (18,462,310)    (1,496,006)
  Net unrealized (depreciation) on
    investments, and net other assets...   (38,285,781)      (205,113)     (10,595,909)       (2,324,372)    (1,037,557)
                                          ------------   ------------     ------------      ------------    -----------
NET ASSETS..............................  $121,293,398   $ 66,979,947     $ 72,687,772      $ 23,259,345    $10,779,418
                                          ============   ============     ============      ============    ===========
SHARES OUTSTANDING......................    12,162,126      6,821,790        5,744,175         2,387,824      1,377,230
                                          ============   ============     ============      ============    ===========
Net asset value, offering price and
  redemption price per share............  $       9.97   $       9.82     $      12.65      $       9.74    $      7.83
                                          ============   ============     ============      ============    ===========

 * Cost of investments..................  $172,690,251   $ 71,903,291     $ 89,813,752      $ 21,098,027    $11,136,456

** Includes securities on loan with
   market values of: (Note 1)...........  $ 14,162,487   $  5,695,612     $  7,729,019      $     17,600    $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                             BRANDES                    FRONTIER CAPITAL  CLIFTON ENHANCED    BUSINESS
                                          INTERNATIONAL   TURNER CORE     APPRECIATION      U.S. EQUITY     OPPORTUNITY
                                           EQUITY FUND    GROWTH FUND         FUND              FUND         VALUE FUND
                                          -------------  -------------  ----------------  ----------------  ------------
INVESTMENT INCOME:
  Interest*.............................  $     85,658   $     27,726     $     83,526      $    966,356    $     5,116
  Dividends**...........................     2,853,237        597,208          257,102           147,733        147,877
                                          ------------   ------------     ------------      ------------    -----------
        Total investment income.........     2,938,895        624,934          340,628         1,114,089        152,993
                                          ------------   ------------     ------------      ------------    -----------
EXPENSES:
  Investment Advisory fee (Note 2)......       929,985        285,521          709,176           150,540         61,730
  Custody, fund accounting, transfer
    agent and administration fees.......       224,126        139,185          121,396           112,154         79,471
  Professional fees.....................        40,061         28,392           29,016            28,349         24,310
  Shareholder reporting.................        19,842          9,100           11,310             6,114          1,985
  Directors' fees and expenses..........        13,235          5,177            9,496             5,535          2,775
  Other.................................         9,391         11,141            8,567             9,615          9,475
                                          ------------   ------------     ------------      ------------    -----------
        Total expenses..................     1,236,640        478,516          888,961           312,307        179,746
                                          ------------   ------------     ------------      ------------    -----------
  Less: Expenses reimbursable by the
    Adviser (Note 2)....................            --        (35,985)              --           (63,131)       (94,287)
                                          ------------   ------------     ------------      ------------    -----------
  Net operating expenses................     1,236,640        442,531          888,961           249,176         85,459
                                          ------------   ------------     ------------      ------------    -----------
NET INVESTMENT INCOME (LOSS)............     1,702,255        182,403         (548,333)          864,913         67,534
                                          ------------   ------------     ------------      ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment transactions.............     3,835,028    (17,594,661)      (8,302,228)          217,569     (1,496,006)
    Foreign currency transactions.......        11,940             --               --                --             --
    Futures contracts...................            --             --               --        (9,067,710)            --
                                          ------------   ------------     ------------      ------------    -----------
        Net realized gain (loss)........     3,846,968    (17,594,661)      (8,302,228)       (8,850,141)    (1,496,006)
                                          ------------   ------------     ------------      ------------    -----------
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.........................   (26,793,600)    (2,186,018)     (14,615,591)       (1,572,675)    (1,037,557)
    Forward currency and net other
      assets............................         6,533             --               --                --             --
    Futures contracts...................            --             --               --        (1,525,025)            --
                                          ------------   ------------     ------------      ------------    -----------
        Net change in unrealized
          appreciation (depreciation)...   (26,787,067)    (2,186,018)     (14,615,591)       (3,097,700)    (1,037,557)
                                          ------------   ------------     ------------      ------------    -----------
NET REALIZED AND UNREALIZED (LOSS)......   (22,940,099)   (19,780,679)     (22,917,819)      (11,947,841)    (2,533,563)
                                          ------------   ------------     ------------      ------------    -----------
NET (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $(21,237,844)  $(19,598,276)    $(23,466,152)     $(11,082,928)   $(2,466,029)
                                          ============   ============     ============      ============    ===========

 * Net of securities lending of:........  $     62,108   $      8,824     $     18,578      $        627    $        --

** Net of foreign taxes withheld of:....  $    328,925   $      2,068     $      3,625      $         --    $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                             BRANDES INTERNATIONAL              TURNER CORE
                                                  EQUITY FUND                   GROWTH FUND
                                          ----------------------------  ----------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2002           2001           2002           2001
                                          -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income.................  $  1,702,255   $  1,630,637   $    182,403   $     51,723
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     3,846,968      3,737,526    (17,594,661)   (15,087,241)
  Net change in unrealized appreciation
    (depreciation) on investments,
    forward currency contracts, foreign
    currency and other assets...........   (26,787,067)   (19,136,428)    (2,186,018)     2,911,629
                                          ------------   ------------   ------------   ------------
        Net decrease in net assets
          resulting from operations.....   (21,237,844)   (13,768,265)   (19,598,276)   (12,123,889)
                                          ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (1,681,740)    (1,559,283)      (175,560)       (62,002)
  In excess of net investment income....            --             --             --         (3,434)
  From net realized capital gains.......    (4,129,964)    (3,956,994)            --             --
  In excess of net realized capital
    gains...............................            --       (689,126)            --             --
                                          ------------   ------------   ------------   ------------
        Total distributions to
          shareholders..................    (5,811,704)    (6,205,403)      (175,560)       (65,436)
                                          ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.............    45,567,474     72,803,498     37,278,564     49,054,181
  Net asset value of shares issued on
    reinvestment of distributions.......     5,811,704      6,205,403        175,560         65,436
  Cost of shares repurchased............   (25,942,452)   (32,420,876)   (11,022,295)   (19,294,413)
                                          ------------   ------------   ------------   ------------
        Net increase in net assets
          resulting from Fund share
          transactions..................    25,436,726     46,588,025     26,431,829     29,825,204
                                          ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS..............    (1,612,822)    26,614,357      6,657,993     17,635,879
NET ASSETS:
  Beginning of year.....................   122,906,220     96,291,863     60,321,954     42,686,075
                                          ------------   ------------   ------------   ------------
  End of year*..........................  $121,293,398   $122,906,220   $ 66,979,947   $ 60,321,954
                                          ============   ============   ============   ============

* Including undistributed net investment
  income of:............................  $    107,364   $     75,477   $      6,843   $         --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                FRONTIER CAPITAL           CLIFTON ENHANCED U.S.      BUSINESS OPPORTUNITY
                                               APPRECIATION FUND                EQUITY FUND                VALUE FUND
                                          ----------------------------  ----------------------------  --------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED        PERIOD ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                              2002           2001           2002           2001             2002(A)
                                          -------------  -------------  -------------  -------------  --------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..........  $   (548,333)  $   (371,069)  $    864,913   $  1,666,299        $    67,534
  Net realized gain (loss) on
    investments, options and futures
    contracts...........................    (8,302,228)    (5,705,515)    (8,850,141)    (7,993,436)        (1,496,006)
  Net change in unrealized appreciation
    (depreciation) on investments,
    options, futures contracts and other
    assets..............................   (14,615,591)     5,155,691     (3,097,700)     1,107,808         (1,037,557)
                                          ------------   ------------   ------------   ------------        -----------
        Net decrease in net assets
          resulting from operations.....   (23,466,152)      (920,893)   (11,082,928)    (5,219,329)        (2,466,029)
                                          ------------   ------------   ------------   ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --             --       (924,501)    (1,696,951)           (67,602)
  In excess of net investment income....            --             --        (17,983)      (229,664)                --
  In excess of net realized capital
    gains...............................            --       (689,614)            --             --                 --
                                          ------------   ------------   ------------   ------------        -----------
        Total distributions to
          shareholders..................            --       (689,614)      (942,484)    (1,926,615)           (67,602)
                                          ------------   ------------   ------------   ------------        -----------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.............    45,194,281     68,349,741     14,963,600     37,741,916          3,367,042
  Net asset value of shares issued on
    reinvestment of distributions.......            --        689,614        942,484      1,926,615             67,602
  Cost of shares repurchased............   (34,250,016)   (50,428,371)   (24,738,206)   (15,963,779)          (121,595)
                                          ------------   ------------   ------------   ------------        -----------
        Net increase (decrease) in net
          assets resulting from Fund
          share transactions............    10,944,265     18,610,984     (8,832,122)    23,704,752          3,313,049
                                          ------------   ------------   ------------   ------------        -----------
TOTAL CHANGE IN NET ASSETS..............   (12,521,887)    17,000,477    (20,857,534)    16,558,808            779,418
NET ASSETS:
  Beginning of period...................    85,209,659     68,209,182     44,116,879     27,558,071         10,000,000
                                          ------------   ------------   ------------   ------------        -----------
  End of period*........................  $ 72,687,772   $ 85,209,659   $ 23,259,345   $ 44,116,879        $10,779,418
                                          ============   ============   ============   ============        ===========

* Including distributions in excess of
  net investment income of:.............  $         --   $         --   $    (50,019)  $   (215,652)       $        --

(a) Fund commenced operations on
   February 1, 2002.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           BRANDES INTERNATIONAL EQUITY FUND
                                          --------------------------------------------------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2002          2001          2000          1999          1998
                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  12.37      $  14.95        $ 15.52       $ 10.84       $  9.96
                                            --------      --------        -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................        0.14          0.18           0.18          0.10          0.09
  Net realized and unrealized gain
    (loss) on investments...............       (2.04)        (2.09)          0.57          5.09          1.44
                                            --------      --------        -------       -------       -------
        Total from investment
          operations....................       (1.90)        (1.91)          0.75          5.19          1.53
                                            --------      --------        -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............       (0.14)        (0.17)         (0.18)        (0.09)        (0.06)
  From net realized capital gains.......       (0.36)        (0.43)         (1.14)        (0.42)        (0.53)
  In excess of net realized capital
    gains...............................          --         (0.07)            --            --         (0.06)
                                            --------      --------        -------       -------       -------
        Total distributions.............       (0.50)        (0.67)         (1.32)        (0.51)        (0.65)
                                            --------      --------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD..........    $   9.97      $  12.37        $ 14.95       $ 15.52       $ 10.84
                                            ========      ========        =======       =======       =======
TOTAL RETURN............................      (15.30)%      (12.77)%         4.88%        47.86%        15.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....    $121,293      $122,906        $96,292       $48,508       $12,383
  Net expenses to average daily net
    assets..............................        0.97%         1.01%          1.05%         1.24%         1.30%
  Net investment income to average daily
    net assets..........................        1.34%         1.56%          1.59%         1.31%         1.00%
  Portfolio turnover rate...............          23%           20%            18%           19%          116%
  Without the reimbursement of expenses
    by the adviser, the ratios of net
    expenses and net investment income
    (loss) to average net assets would
    have been:
  Expenses..............................         N/A          1.02%          1.19%         1.93%         3.57%
  Net investment income (loss)..........         N/A          1.55%          1.45%         0.61%        (1.27)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                TURNER CORE GROWTH FUND
                                          --------------------------------------------------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2002          2001          2000          1999          1998
                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  13.40      $  17.56      $  22.93      $  17.84      $  13.50
                                            --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................        0.03          0.02          0.01          0.02          0.02
  Net realized and unrealized gain
    (loss) on investments...............       (3.58)        (4.16)        (2.48)         6.92          4.64
                                            --------      --------      --------      --------      --------
        Total from investment
          operations....................       (3.55)        (4.14)        (2.47)         6.94          4.66
                                            --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............       (0.03)        (0.02)        (0.01)        (0.02)        (0.03)
  From net realized capital gains.......          --            --         (2.89)        (1.83)        (0.29)
                                            --------      --------      --------      --------      --------
        Total distributions.............       (0.03)        (0.02)        (2.90)        (1.85)        (0.32)
                                            --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........    $   9.82      $  13.40      $  17.56      $  22.93      $  17.84
                                            ========      ========      ========      ========      ========
TOTAL RETURN............................      (26.52)%      (23.60)%      (11.15)%       40.11%        34.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....    $ 66,980      $ 60,322      $ 42,686      $ 52,926      $ 13,880
  Net expenses to average daily net
    assets..............................        0.70%         0.70%         0.70%         0.70%         0.70%
  Net investment income to average daily
    net assets..........................        0.29%         0.12%         0.05%         0.19%         0.31%
  Portfolio turnover rate...............         279%          337%          421%          286%          242%
  Without the reimbursement of expenses
    by the adviser, the ratios of net
    expenses and net investment income
    (loss) to average net assets would
    have been:
  Expenses..............................        0.75%         0.90%         0.91%         1.40%         3.42%
  Net investment income (loss)..........        0.24%        (0.08)%       (0.16)%       (0.51)%       (2.41)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           FRONTIER CAPITAL APPRECIATION FUND
                                          --------------------------------------------------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2002          2001          2000          1999          1998
                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $ 16.93       $ 17.25       $ 21.12       $ 15.09       $ 14.92
                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss...................        (0.10)        (0.07)           --         (0.09)        (0.04)
  Net realized and unrealized gain
    (loss) on investments...............        (4.18)        (0.10)         1.72          6.74          0.29
                                              -------       -------       -------       -------       -------
        Total from investment
          operations....................        (4.28)        (0.17)         1.72          6.65          0.25
                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains.......           --            --         (5.59)        (0.62)        (0.08)
  In excess of net realized capital
    gains...............................           --         (0.15)           --            --            --
                                              -------       -------       -------       -------       -------
        Total distributions.............           --         (0.15)        (5.59)        (0.62)        (0.08)
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD..........      $ 12.65       $ 16.93       $ 17.25       $ 21.12       $ 15.09
                                              =======       =======       =======       =======       =======
TOTAL RETURN............................       (25.28)%       (1.00)%        7.66%        44.17%         1.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....      $72,688       $85,210       $68,209       $47,919       $31,778
  Net expenses to average daily net
    assets..............................         1.13%         1.15%         1.15%         1.15%         1.15%
  Net investment loss to average daily
    net assets..........................        (0.70)%       (0.48)%       (0.23)%       (0.57)%       (0.32)%
  Portfolio turnover rate...............           33%           30%          103%           75%           68%
  Without the reimbursement of expenses
    by the adviser, the ratios of net
    expenses and net investment loss to
    average net assets would have been:
  Expenses..............................          N/A           N/A          1.23%         1.47%         1.75%
  Net investment loss...................          N/A           N/A         (0.31)%       (0.90)%       (0.92)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           CLIFTON ENHANCED U.S. EQUITY FUND
                                          --------------------------------------------------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2002        2001(1)       2000(2)         1999          1998
                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $ 13.56       $ 16.32       $ 20.97       $ 18.07       $ 15.09
                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................         0.36          0.55          0.61          0.10          0.11
  Net realized and unrealized gain
    (loss) on investments...............        (3.77)        (2.67)        (2.64)         4.60          3.45
                                              -------       -------       -------       -------       -------
        Total from investment
          operations....................        (3.41)        (2.12)        (2.03)         4.70          3.56
                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............        (0.41)        (0.55)        (0.59)        (0.10)        (0.10)
  In excess of net investment income....           --         (0.09)           --            --         (0.01)
  From net realized capital gains.......           --            --         (2.03)        (1.70)        (0.35)
  In excess of net realized capital
    gains...............................           --            --            --            --         (0.12)
                                              -------       -------       -------       -------       -------
        Total distributions.............        (0.41)        (0.64)        (2.62)        (1.80)        (0.58)
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD..........      $  9.74       $ 13.56       $ 16.32       $ 20.97       $ 18.07
                                              =======       =======       =======       =======       =======
TOTAL RETURN............................       (25.10)%      (13.02)%       (9.96)%       26.07%        23.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....      $23,259       $44,117       $27,558       $22,863       $15,082
  Net expenses to average daily net
    assets..............................         0.63%         0.64%         0.69%         0.80%         0.80%
  Net investment income to average daily
    net assets..........................         2.19%         4.20%         3.36%         0.56%         0.80%
  Portfolio turnover rate...............           95%          128%          179%           69%           50%
  Without the reimbursement of expenses
    by the adviser, the ratios of net
    expenses and net investment income
    (loss) to average net assets would
    have been:
  Expenses..............................         0.79%         0.78%         1.22%         1.63%         2.34%
  Net investment income (loss)..........         2.03%         4.06%         2.83%        (0.26)%       (0.74)%

(1) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.001%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2) As of May 1, 2000, the Fund achieved its objective through a strategy of investing in securities to create a synthetically enhanced S&P product as noted in Note 1.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          BUSINESS OPPORTUNITY
                                               VALUE FUND
                                          --------------------
                                              PERIOD ENDED
                                              DECEMBER 31,
                                                2002(A)
                                          --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....        $  10.00
                                                --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................            0.05
  Net realized and unrealized loss on
    investments.........................           (2.17)
                                                --------
        Total from investment
        operations......................           (2.12)
                                                --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............           (0.05)
                                                --------
        Total distributions.............           (0.05)
                                                --------
NET ASSET VALUE, END OF PERIOD..........        $   7.83
                                                ========
TOTAL RETURN*...........................          (21.20)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....        $ 10,779
  Net expenses**........................            0.90%
  Net investment income to average daily
    net assets**........................            0.71%
  Portfolio turnover rate*..............              75%
  Without the reimbursement of expenses
    by the adviser, the ratios of net
    expenses and net investment loss to
    average net assets would have been:
  Expenses**............................            1.90%
  Net investment loss**.................           (0.29)%

(a)  Fund commenced operations on February 1, 2002.
*    Not annualized.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of five separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2002, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Security Life of Denver Insurance Co. and Pruco Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of Standard & Poor's 500 Composite Stock Price Index futures contracts and a cash portfolio to create a synthetic enhanced S&P 500 product. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited. The Funds enter into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counter party to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds by the Company.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At December 31, 2002, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $14,162,487       $14,880,301
Turner Core Growth Fund.................       5,695,612         5,890,170
Frontier Capital Appreciation Fund......       7,729,019         8,147,866
Clifton Enhanced U.S. Equity Fund.......          17,600            18,700

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund elected to defer to their fiscal year ending December 31, 2003, $326,360, $1,199,195, and $298,317 of losses recognized during the period November 1, 2002, to December 31, 2002, respectively.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At December 31, 2002, certain of the Funds had tax basis net capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

FUND                                 EXPIRING IN 2009  EXPIRING IN 2010      TOTAL
----                                 ----------------  ----------------  -------------
Turner Core Growth Fund............    $14,823,176       $19,314,771      $34,137,947
Frontier Capital Appreciation......    $ 4,542,309       $ 8,549,383      $13,091,692
Clifton Enhanced U.S. Equity.......    $ 8,807,204       $10,648,731      $19,455,935
Business Opportunity Value Fund....    $        --       $ 1,026,921      $ 1,026,921

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% on the first $10 million
                                                    0.95% on the next $10 million
                                                    0.75% on the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Clifton Enhanced U.S. Equity Fund.................  0.40% on the first $25 million
                                                    0.35% on amounts above $25 million
Business Opportunity Value Fund...................  0.65% on the first $50 million
                                                    0.60% on the next $50 million
                                                    0.55% on the next $100 million
                                                    0.50% on amounts above $200 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., The Clifton Group and Iridian Asset Management LLC to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund until further notice to shareholders.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were as follows:

                                                   NON-U.S.
                                            GOVERNMENT SECURITIES
                                          --------------------------
                                           PURCHASES       SALES
                                          ------------  ------------
Brandes International Equity Fund.......  $ 50,618,124  $ 28,698,070
Turner Core Growth Fund.................   197,907,124   172,643,357
Frontier Capital Appreciation Fund......    41,498,313    23,582,814
Clifton Enhanced U.S. Equity Fund.......    26,357,479    43,166,830
Business Opportunity Value Fund.........    19,635,193     7,402,904

                                             U.S. GOVERNMENT
                                               OBLIGATIONS
                                          ----------------------
                                          PURCHASES     SALES
                                          ----------  ----------
Turner Core Growth Fund.................  $1,265,613  $  648,376
Clifton Enhanced U.S. Equity Fund.......   6,176,388   7,074,196
Business Opportunity Value Fund.........     418,059      17,886

At December 31, 2002, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

                                                                                           NET
                                             FEDERAL      TAX BASIS      TAX BASIS      TAX BASIS
                                           INCOME TAX     UNREALIZED    UNREALIZED     UNREALIZED
                                              COST       APPRECIATION  DEPRECIATION   DEPRECIATION
                                          -------------  ------------  -------------  -------------
Brandes International Equity Fund.......  $173,324,101    $3,425,764   $(42,353,737)  $(38,927,973)
Turner Core Growth Fund.................    73,038,128     1,559,214     (2,899,165)    (1,339,951)
Frontier Capital Appreciation Fund......    90,787,476     7,228,271    (18,797,904)   (11,569,633)
Clifton Enhanced U.S. Equity Fund.......    21,148,046       183,160     (1,561,032)    (1,377,872)
Business Opportunity Value Fund.........    11,307,224       119,533     (1,327,858)    (1,208,325)

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                     BRANDES INTERNATIONAL
                                          EQUITY FUND                 TURNER CORE GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2002             2001             2002             2001
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       3,922,187        5,366,033        3,300,214        3,474,379
Shares repurchased............      (2,281,517)      (2,375,947)        (996,649)      (1,409,052)
Distributions reinvested......         587,968          503,128           17,896            4,789
                                 -------------    -------------    -------------    -------------
Net increase..................       2,228,638        3,493,214        2,321,461        2,070,116
Fund Shares:
  Beginning of period.........       9,933,488        6,440,274        4,500,329        2,430,213
                                 -------------    -------------    -------------    -------------
  End of period...............      12,162,126        9,933,488        6,821,790        4,500,329
                                 =============    =============    =============    =============

                                               FRONTIER CAPITAL            CLIFTON ENHANCED       BUSINESS OPPORTUNITY
                                              APPRECIATION FUND            U.S. EQUITY FUND            VALUE FUND
                                          --------------------------  --------------------------  ---------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED       PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
                                              2002          2001          2002          2001             2002(A)
                                          ------------  ------------  ------------  ------------  ---------------------
Shares sold.............................    3,039,730     4,073,168     1,256,681     2,501,129                382,831
Shares repurchased......................   (2,329,313)   (3,034,725)   (2,220,927)   (1,075,720)               (14,313)
Distributions reinvested................           --        41,000        97,766       140,540                  8,712
                                           ----------    ----------    ----------    ----------   --------------------
Net increase (decrease).................      710,417     1,079,443      (866,480)    1,565,949                377,230
Fund Shares:
  Beginning of period...................    5,033,758     3,954,315     3,254,304     1,688,355              1,000,000
                                           ----------    ----------    ----------    ----------   --------------------
  End of period.........................    5,744,175     5,033,758     2,387,824     3,254,304              1,377,230
                                           ==========    ==========    ==========    ==========   ====================

-------------------

(a)  Fund commenced operations on February 1, 2002.

5. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (the "S&P 500"). The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FINANCIAL INSTRUMENTS (CONTINUED)

potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Clifton Enhanced U.S. Equity Fund had the following futures contracts outstanding at December 31, 2002:

                                                                 UNREALIZED
                                                  NOTIONAL     APPRECIATION/
                                     CONTRACTS      VALUE      (DEPRECIATION)
                                     ---------  -------------  --------------
Euro Dollar Futures March
  2003--Long.......................       52     $12,741,950     $  86,450
S&P 500 Index Futures June
  2003--Long.......................       91     $20,912,125     $(933,075)
S&P 500 Index Futures March
  2003--Long.......................       14     $ 3,223,150     $(147,000)

6. CONCENTRATION

At December 31, 2002, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

7. BENEFICIAL INTEREST

At December 31, 2002 the ownership of each fund was as follows:

                                                                      PERCENTAGE OF OWNERSHIP
                                     -----------------------------------------------------------------------------------------
                                                                    JOHN HANCOCK      PACIFIC     SECURITY LIFE      PRUCO
                                        M LIFE       M FINANCIAL    VARIABLE LIFE      LIFE         OF DENVER        LIFE
                                     INSURANCE CO.  HOLDINGS, INC.  INSURANCE CO.  INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                                     -------------  --------------  -------------  -------------  -------------  -------------
Brandes International
  Equity Fund......................          2.2%           0.0%          53.9%           38.4%           5.0%           0.5%
Turner Core Growth Fund............          2.2%           0.0%          41.1%           27.4%           0.9%          28.4%
Frontier Capital
  Appreciation Fund................          2.6%           0.0%          57.1%           35.6%           4.7%           0.0%
Clifton Enhanced U.S.
  Equity Fund......................          0.0%           0.0%          41.9%           48.7%           9.1%           0.3%
Business Opportunity Value Fund....          0.0%          73.1%           9.0%           16.0%           1.9%           0.0%

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION

The tax character of distributions paid during 2002 and 2001 were as follows:

                                               YEAR ENDED             YEAR ENDED
                                            DECEMBER 31, 2002      DECEMBER 31, 2001
                                                 AMOUNT                 AMOUNT
                                          ---------------------  ---------------------
BRANDES INTERNATIONAL EQUITY FUND
Distributions paid from:
  Ordinary Income.......................       $2,486,296             $1,778,716
  Long-Term Capital Gain................        3,325,408              4,426,687
                                               ----------             ----------
Total Distributions.....................        5,811,704              6,205,403

TURNER CORE GROWTH FUND
Distributions paid from:
  Ordinary Income.......................       $  175,560             $   65,436
  Long-Term Capital Gain................               --                     --
                                               ----------             ----------
Total Distributions.....................          175,560                 65,436

FRONTIER CAPITAL APPRECIATION FUND
Distributions paid from:
  Ordinary Income.......................       $       --             $  215,593
  Long-Term Capital Gain................               --                474,021
                                               ----------             ----------
Total Distributions.....................               --                689,614

CLIFTON ENHANCED U.S. EQUITY FUND
Distributions paid from:
  Ordinary Income.......................       $  924,501             $1,926,615
  In Excess of Ordinary Income..........           17,983                     --
  Long-Term Capital Gain................               --                     --
                                               ----------             ----------
Total Distributions.....................          942,484              1,926,615

BUSINESS OPPORTUNITY VALUE FUND
Distributions paid from:
  Ordinary Income.......................       $   67,602
  Long-Term Capital Gain................               --
                                               ----------
Total Distributions.....................           67,602

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION (CONTINUED)

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED     UNDISTRIBUTED   TOTAL DISTRIBUTABLE
                                     ORDINARY INCOME   LONG-TERM GAIN        EARNINGS
                                     ----------------  ---------------  -------------------
Brandes International Equity
  Fund.............................      $107,364           $ --             $107,364
Turner Core Growth Fund............         6,843             --                6,843
Frontier Capital Appreciation
  Fund.............................            --             --                   --
Clifton Enhanced U.S. Equity
  Fund.............................            --             --                   --
Business Opportunity Value Fund....            --             --                   --

9. DIRECTOR'S TABLE (UNAUDITED)

INTERESTED DIRECTORS & PRINCIPAL OFFICERS:*

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS         OTHER
                             POSITION(S)    TERM OF OFFICE          PRINCIPAL          IN FUND COMPLEX  DIRECTORSHIPS
                              HELD WITH     AND LENGTH OF          OCCUPATIONS           OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE           FUND        TIME SERVED       DURING PAST 5 YEARS        DIRECTOR         DIRECTOR
 ---------------------      --------------  --------------  -------------------------  ---------------  --------------
 Daniel F. Byrne(1)         President       One year        Senior Vice President,            5         N/A
 M Fund, Inc.                                               Product Development and
 River Park Center                                          Sales Support, M
 205 SE Spokane St.                         Seven years     Financial Group
 Portland, OR 97202
 (46 years old)

 Peter W. Mullin(2)         Director        Indefinite      Chairman and Chief                5         Avery
 Mullin Consulting Inc.                                     Executive Officer, Mullin                   Dennison,
 644 S. Figueroa St.                                        Consulting, Inc.                            Mrs. Fields
 Los Angeles, CA 90017                      Seven years     (insurance agency)                          Original
 (61 years old)                                                                                         Cookies, Inc.

 David W. Schutt(3)         Secretary and   One year        Secretary and Treasurer           5         N/A
 M Fund, Inc.               Treasurer                       of M Life and Director of
 River Park Center                                          Finance for M Financial
 205 SE Spokane St.                         Seven years     Group
 Portland, OR 97202
 (47 years old)

------------------------

  *  Interested person as defined by the 1940 Act.
(1) Mr. Byrne is deemed to be interested because he serves as President of the Company's investment advisor.
(2) Mr. Mullin is deemed to be interested because he owns 28% of M Financial Holdings, which controls the Company' investment advisor.
(3) Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company's investment advisor and M Holding
     Securities, Inc.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DIRECTOR'S TABLE (UNAUDITED) (CONTINUED)

DISINTERESTED DIRECTORS:

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS         OTHER
                             POSITION(S)    TERM OF OFFICE**                             IN FUND COMPLEX  DIRECTORSHIPS
                              HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATIONS      OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE           FUND         TIME SERVED        DURING PAST 5 YEARS        DIRECTOR         DIRECTOR
 ---------------------      --------------  ----------------  -------------------------  ---------------  --------------
 Gerald Bidwell             Director        Indefinite        President and Chief               5         N/A
 330 SW Sixth Ave.                                            Executive Officer,
 Portland, OR 97204                                           Bidwell & Co.
 (60 years old)                             Seven years       (discount brokerage firm)

 Neil E. Goldschmidt        Director        Indefinite        President, Neil                   5         N/A
 222 SW Columbia                                              Goldschmidt, Inc.
 Suite 1850                                                   (law firm)
 Portland, OR 97201                         Seven years
 (62 years old)

 Philip Halpern             Director        Indefinite        Vice President and Chief          5         RREEF America
 375 East 57thSt.                                             Investment Officer, The                     REIT II, Inc.
 Chicago, IL 60637                                            University of Chicago,                      Zurich Capital
 (48 years old)                             Seven years       since July 21, 1998.                        Hedge Fund
                                                              Treasurer and Chief                         Index
                                                              Investment Officer,                         Committee
                                                              California Institute of
                                                              Technology, September
                                                              1996 to July 1998

------------------------

     There is no family relationship between any of the Directors or officers listed above.
 ** Each director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003